FREMONT MUTUAL FUNDS INC.

                            Fremont Money Market Fund

                         SUPPLEMENT DATED JULY 26, 2004

                                TO THE PROSPECTUS

                               DATED MARCH 1, 2004

At a meeting held on July 7, 2004, the Board of Directors of Fremont Mutual Funds, Inc. (the "Company") approved an agreement and plan of reorganization relating to the reorganization (a "Reorganization") of the Fremont Money Market Fund (the "Fund") into a comparable series of Managers Trust I (the "Managers Fund").

The Managers Funds LLC ("Managers") would serve as the investment advisor for the Managers Fund with overall supervisory responsibility for the Fund's investment activities.

The Reorganization is contingent upon the satisfaction of a number of conditions including approval by Fund shareholders. Shareholders will receive a prospectus/proxy statement relating to the proposed Reorganization prior to the shareholder meeting at which approval of the Reorganization will be considered. Shareholders are urged to read the prospectus/proxy statement carefully when it becomes available. It will contain important information regarding the Reorganization.

If approved by shareholders, the Reorganization is currently expected to take place before the end of the year.

                            FREMONT MUTUAL FUNDS INC.

                    Fremont Institutional U.S. Micro-Cap Fund

                         SUPPLEMENT DATED JULY 26, 2004

                                TO THE PROSPECTUS

                               DATED MARCH 1, 2004

At a meeting held on July 7, 2004, the Board of Directors of Fremont Mutual Funds, Inc. (the "Company") approved an agreement and plan of reorganization relating to the reorganization (a "Reorganization") of the Fremont Institutional
U. S. Micro-Cap Fund (the "Fund") into a comparable series of Managers Trust I (the "Managers Fund").

The Managers Funds LLC ("Managers") would serve as the investment advisor for the Managers Fund with overall supervisory responsibility for the Fund's investment activities. The current sub-advisor providing day-to-day portfolio management services to the Fund would provide substantially similar services as sub-advisor to the corresponding Managers Fund.

The Reorganization is contingent upon the satisfaction of a number of conditions including approval by Fund shareholders. Shareholders will receive a prospectus/proxy statement relating to the proposed Reorganization prior to the shareholder meeting at which approval of the Reorganization will be considered. Shareholders are urged to read the prospectus/proxy statement carefully when it becomes available. It will contain important information regarding the Reorganization.

If approved by shareholders, the Reorganization is currently expected to take place before the end of the year.

                            FREMONT MUTUAL FUNDS INC.

                         SUPPLEMENT DATED JULY 26, 2004
                                TO THE PROSPECTUS

                               DATED MARCH 1, 2004

At a meeting held on July 7, 2004, the Board of Directors of Fremont Mutual Funds, Inc. (the "Company") approved an agreement and plan of reorganization relating to the reorganization (a "Reorganization") of each series of the Company (each a "Fremont Fund") into a comparable newly created or existing series of either The Managers Funds or Managers Trust I (each a "Managers Fund") as follows:

----------------------------------------------------------------------------------------------------------------
                 FREMONT FUNDS                                              MANAGERS FUNDS
----------------------------------------------------------------------------------------------------------------
Fremont Bond Fund                                            Managers Fremont Bond Fund
----------------------------------------------------------------------------------------------------------------
Fremont California Intermediate Tax-Free Fund                Managers California Intermediate Tax-Free Fund
----------------------------------------------------------------------------------------------------------------
Fremont Global Fund                                          Managers Fremont Global Fund
----------------------------------------------------------------------------------------------------------------
Fremont Money Market Fund                                    Fremont Money Market Fund
----------------------------------------------------------------------------------------------------------------
Fremont International Growth Fund                            Managers International Growth Fund
----------------------------------------------------------------------------------------------------------------
 Fremont Real Estate Securities Fund                         Managers Real Estate Fund
----------------------------------------------------------------------------------------------------------------
Fremont Structured Core Fund                                 Managers Structured Core Fund
----------------------------------------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund                                  Managers Fremont Micro-Cap Fund
----------------------------------------------------------------------------------------------------------------
Fremont U.S. Small Cap Fund                                  Managers Small Cap Fund
----------------------------------------------------------------------------------------------------------------
Fremont Large Cap Growth Fund                                Managers Capital Appreciation Fund
----------------------------------------------------------------------------------------------------------------
Fremont Large Cap Value Fund                                 Managers Value Fund
----------------------------------------------------------------------------------------------------------------

The Managers Funds LLC ("Managers") would serve as the investment advisor for each Managers Fund with overall supervisory responsibility for each Managers Fund's investment activities. The current sub-advisors providing day-to-day portfolio management services to the Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund, Fremont Global Fund, Fremont International Growth Fund, Fremont Real Estate Fund, Fremont Structured Core Fund, Fremont U.S. Micro-Cap Fund and Fremont U.S. Small Cap Fund would provide substantially similar services as sub-advisors to the corresponding Managers Funds.

Each Reorganization is contingent upon the satisfaction of a number of conditions including approval by the shareholders of each affected Fremont Fund. Fremont Fund shareholders will receive a prospectus/proxy statement relating to the proposed Reorganizations before a special shareholder meeting at which approval of the Reorganizations will be considered. Shareholders are urged to read the prospectus/proxy statement carefully when it becomes available. It will contain important information regarding the Reorganizations.

If approved by shareholders, the Reorganizations are currently expected to take place before the end of the year.

                           FREMONT MUTUAL FUNDS, INC.

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

                             TOLL-FREE: 800-565-0254

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the above-named series of the Investment Company dated March 1, 2004, and should be read in conjunction with the Prospectus. The report on the audited statement of assets and liabilities of the Investment Company for the year ended October 31, 2003 is incorporated by reference in its entirety into this SAI. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

This Statement of Additional Information is dated March 1, 2004, as amended July 26, 2004.

                                TABLE OF CONTENTS


                                                                                    PAGE

THE CORPORATION.......................................................................1

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS...............................2

GENERAL INVESTMENT POLICIES...........................................................2
       Diversification................................................................2
       Money Market Instruments.......................................................3
       U.S. Government Securities.....................................................3
       Repurchase Agreements..........................................................3
       Reverse Repurchase Agreements and Leverage.....................................4
       Floating Rate and Variable Rate Obligations and Participation Interests........4
       Swap Agreements................................................................5
       When-Issued Securities and Firm Commitment Agreements..........................6
       Commercial Bank Obligations....................................................6
       Temporary Defensive Posture....................................................6
       Borrowing......................................................................6
       Lending of Portfolio Securities................................................7
       Portfolio Turnover.............................................................7
       Shares of Investment Companies.................................................7
       Illiquid and Restricted Securities.............................................8
       Municipal Securities...........................................................8
       Municipal Notes................................................................9
       Commercial Paper...............................................................9
       Mortgage-Related And Other Asset-Backed Securities.............................9
       Corporate Debt Securities.....................................................11
       Reduction in Bond Rating......................................................12
       Writing Covered Call Options..................................................12
       Writing Covered Put Options...................................................14
       Purchasing Put Options........................................................14
       Purchasing Call Options.......................................................15
       Description of Futures Contracts..............................................15
       Futures Contracts Generally...................................................17
       Options on Interest Rate and/or Currency Futures Contracts....................18
       Forward Currency and Options Transactions.....................................18

INVESTMENT RESTRICTIONS..............................................................19

INVESTMENT COMPANY DIRECTORS AND OFFICERS............................................20

INVESTMENT ADVISORY AND OTHER SERVICES...............................................22
       Management Agreement..........................................................22
       The Sub-Advisor...............................................................25
       Principal Underwriter.........................................................25
       Legal Counsel.................................................................26
       Transfer Agent................................................................26
       Administrator.................................................................26

EXECUTION OF PORTFOLIO TRANSACTIONS..................................................26

HOW TO INVEST........................................................................27
       Price of Shares...............................................................27


OTHER INVESTMENT AND REDEMPTION SERVICES.............................................29
       The Open Account..............................................................29
       Payment and Terms of Offering.................................................29
       Redemption in Kind............................................................29
       Suspension of Redemption Privileges...........................................29

TAXES - MUTUAL FUNDS.................................................................29
       Status as a "Regulated Investment Company"....................................29
       Distributions of Net Investment Income........................................30
       Net Capital Gains.............................................................30
       Non-U.S. Shareholders.........................................................31
       Other Information.............................................................31

ADDITIONAL INFORMATION...............................................................32
       Custodian.....................................................................32
       Independent Auditors; Financial Statements....................................32
       Legal Opinions................................................................32
       Use of Name...................................................................32
       Shareholder Voting Rights.....................................................33
       Liability of Directors and Officers...........................................33
       Certain Shareholders..........................................................33
       Other Investment Information..................................................33
       Investment Results............................................................34
       Individual Retirement Accounts (IRAs).........................................40
       Rollover IRAs.................................................................40
       SEP-IRAs and SIMPLE IRAs......................................................40
       Roth IRA......................................................................40
       Profit sharing (including 401(k) and money purchase pension plans)............40
  APPENDIX A DESCRIPTION OF RATINGS.................................................A-1
  APPENDIX B PROXY VOTING POLICIES AND PROCEDURES...................................B-1

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. This Statement of Additional Information pertains to the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under Investment Advisory Agreements (the "Advisory Agreements") with the Investment Company. The Advisor also provides administration services under an Administrative Services Agreement. The Advisory Agreements provide that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "Sub-Advisors") to manage the portfolios of certain funds.

The Advisor will provide direct portfolio management services to the extent that a Sub-Advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional Sub-Advisor(s) be engaged to provide investment advisory or portfolio management services to the Funds. Prior to such engagement, any agreement with a Sub-Advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Funds. The Advisor may in its discretion manage all or a portion of the Funds' portfolios directly with or without the use of a Sub-Advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Funds' shareholders separately when the matter affects the specific interest of the Funds (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time-to-time at the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Funds under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS

The  descriptions   below  are  intended  to  supplement  the  material  in  the
Prospectus.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

Under normal market conditions, at least 80% of the assets (net assets plus borrowings for investment purposes) of the Fund will be invested in equity securities of U.S. micro-cap companies . These companies would have a market capitalization that would place them in the smallest 5% of market capitalization measured at the time of initial purchase. As the value of the total market capitalization changes, the smallest 5% cap size may also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor or the Sub-Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or be of comparable quality as determined by the Advisor and/or Sub-Advisor.

FREMONT INSTITUTIONAL YIELD+ FUND

The Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation. The Fund will invest in a diversified portfolio of short-term debt securities rated investment grade. See "General Investment Policies" for a discussion of these investment practices.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION

The Funds intend to operate as a "diversified" management investment company, as defined in the 1940 Act. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the Funds' total assets is represented by cash and cash items (including receivables), "Government Securities" (as defined below), securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Funds and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

MONEY MARKET INSTRUMENTS

The Funds may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See the Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS

As part of its cash reserve position, the Funds may enter into repurchase agreements through which the Funds acquire a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the Funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Funds will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Funds will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Funds may enter into reverse repurchase agreements which involve the sale of a security by the Funds and its agreement to repurchase the security at a specified time and price. The Funds will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by the Funds; accordingly, the Funds will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Funds creates leverage which increases the Funds' investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Funds' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Funds may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor and/or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Funds an undivided interest in the obligation in the proportion that the Funds' participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. The Funds have the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Funds' participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS

The Funds may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds' obligations under a swap agreement will be accrued daily (offset against amounts owed to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Funds' portfolio. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Funds' net assets.

Whether the Funds' use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's and/or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered as illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor and/or Sub-Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS

For the purposes of the Funds' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE

Whenever, in the judgment of the Advisor and/or Sub-Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high-quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objective.

BORROWING

Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the each Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

PORTFOLIO TURNOVER

The Funds may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Funds may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES

The Funds may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of each Fund's assets which may be so invested is not limited, provided that the Funds and their affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Funds' shares in other investment companies. The Funds' purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Funds' investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Funds' investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Funds have the authority to invest all assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Funds. The Funds will notify shareholders prior to initiating such an arrangement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission on August 27, 2002, the Funds are permitted to invest Fund cash balances (uninvested cash and cash collateral) in shares of the Fremont Money Market Fund. Such investments in the Fremont Money Market Fund are subject to special custody arrangements and internal controls that have been approved by the Board of Directors of the Funds.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in all forms of "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor, the Sub-Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determination.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

           TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

           REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

           BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide money for the repayment of these notes.

COMMERCIAL PAPER

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

           REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

           STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

           OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

CORPORATE DEBT SECURITIES

A Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds") will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors

SEGREGATED ASSETS

Alternatively to maintaining a segregated account with the custodian, a Fund may earmark liquid assets on its records for segregated asset purposes.

REDUCTION IN BOND RATING

In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to the Funds, the Advisor will determine whether a Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See the Appendix A for a complete description of the bond ratings.

WRITING COVERED CALL OPTIONS

The Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total return and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option gives the holder (writer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already effectively owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which each Fund will not
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. The Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor and/or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of the Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund manager desires to sell a particular security or currency from a portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Funds.

WRITING COVERED PUT OPTIONS

The Funds may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that the Funds would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Funds would generally write covered put options in circumstances where the Advisor and/or Sub-Advisors wishes to purchase the underlying security or currency for the Funds' portfolio at a price lower than the current market price of the security or currency. In such event the Funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS

The Funds may purchase put options. As the holder of a put option, the Funds have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Funds, as the holders of the put options, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor and/or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when the Funds do not own the underlying security or currency. By purchasing put options on a security or currency not owned, the Funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS

The Funds may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing current returns or avoiding tax consequences which could reduce current returns. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

DESCRIPTION OF FUTURES CONTRACTS

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the future contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P 500 Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

A Fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Funds with a broker in order to initiate futures trading and to maintain the Funds' open positions in futures contracts. A margin deposit ("initial margin") is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS

Options on futures contracts are similar to options on fixed income or equity securities or options on currencies, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, the Funds may purchase call and put options on the underlying securities or currencies. Such options would be used in a manner identical to the use of options on futures contracts. To reduce or eliminate the leverage then employed by the Funds or to reduce or eliminate the hedge position then currently held by the Funds, the Funds may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS

A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase OTC options unless the Advisor and/or Sub-Advisor believes that daily valuation for such options are readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS

The Funds have adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Funds may not:

      1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

      2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

      3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

      4. Make loans, except that the Funds may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

      5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Funds' total assets. The Funds will not purchase securities while such borrowings are outstanding.

      6.    Change its status as a diversified investment company.

      7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

      8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

      Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

      9. Invest in companies for the purpose of exercising control or management.

      10. Mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

      11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

      12. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

      13. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

      14. Make short sales of securities or maintain a short position, except that the Funds may sell short "against the box."

      15. Invest in securities of an issuer if the investment would cause the Funds to own more than 10% of any class of securities of any one issuer.

      16. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Funds are a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.


================================== ========== =========== ================================= ============== ======================
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
           NAME                                                                             FUND COMPLEX
          ADDRESS                  POSITIONS     YEAR        PRINCIPAL OCCUPATIONS           OVERSEEN BY    OTHER DIRECTORSHIPS
       DATE OF BIRTH                  HELD     ELECTED(1)        PAST FIVE YEARS               DIRECTOR             HELD
================================== ========== =========== ================================= ============== ======================
"NON-INTERESTED" DIRECTORS
---------------------------------- ---------- ----------- --------------------------------- -------------- ----------------------
Richard E. Holmes(3)               Director     1988      Vice President and                      13
Fremont Investment Advisors, Inc                          Director, BelMar
333 Market Street, 26th Floor                             Advisors, Inc.
San Francisco, CA 94105                                   (marketing firm)
5-14-43

---------------------------------- ---------- ----------- --------------------------------- -------------- ----------------------
Kimun Lee (3)                      Director     1998      Principal of Resources                  13       Montalvo Arts
Fremont Investment Advisors, Inc                          Consolidated (a consulting                       Association, Cal
333 Market Street, 26th Floor                             and investment banking                           Performances
San Francisco, CA 94105                                   service group).                                  (University of
6-17-46                                                                                                    California at
                                                                                                           Berkeley)
---------------------------------- ---------- ----------- --------------------------------- -------------- ----------------------
Christine D. Timmerman (3)         Director     1999      Financial Consultant                    13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

================================== ========== =========== ================================= ============== ======================


================================== ========== =========== ================================= ============== ======================
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
          NAME                                                                              FUND COMPLEX
         ADDRESS                   POSITIONS     YEAR          PRINCIPAL OCCUPATIONS         OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH                   HELD     ELECTED(1)          PAST FIVE YEARS             DIRECTOR            HELD
================================== ========== =========== ================================= ============== ======================
"INTERESTED" DIRECTORS(2)

AND OTHER OFFICERS
---------------------------------- ---------- ----------- --------------------------------- -------------- ----------------------
Deborah L. Duncan                  Chairman,     2003     1/03 - Present, Chairman,               13       New York University
Fremont Investment Advisors, Inc.  President,             President and Director of the                    Stern School
333 Market Street, 26th Floor      Director               Board of Fremont Mutual Funds,
San Francisco, CA 94105                                   Inc. 4/01-Present, Managing
4-24-55                                                   Director and CFO, Fremont
                                                          Group, LLC,  1979-2000,
                                                          Executive VP/Asset Management
                                                          Executive, Chase Manhattan Bank

---------------------------------- ---------- ----------- --------------------------------- -------------- ----------------------
James E. Klescewski                CFO,          2003     4/03-Present, CFO, Treasurer,           13
Fremont Investment Advisors, Inc.  Treasurer              Fremont Investment Advisors,
333 Market Street, 26th Floor                             Inc., 7/98-4/03, CFO,
San Francisco, CA   94105                                 Montgomery Asset Management, LLC
11-6-55

---------------------------------- ---------- ----------- --------------------------------- -------------- ----------------------
Tina Thomas                        Vice          1996     6/03-Present-Senior Vice                13
Fremont Investment Advisors, Inc.  President,             President, Secretary and Chief
333 Market Street, 26th Floor      Secretary,             Compliance Officer 6/96 -6/03,
San Francisco, CA 94105            and Chief              Vice President, Secretary, and
8-7-49                             Compliance             Chief Compliance Officer,
                                   Officer                Fremont Investment Advisors,
                                                          Inc.
================================== ========== =========== ================================= ============== ======================

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)   "Interested  persons"  within the meaning as defined in the 1940 Act.

(3)   Member of the Audit Committee and the Contracts Committee.

The Board has two standing committees: the Audit Committee, and the Contracts Committee. The Committees are comprised and footnoted in the table above. The Audit Committee, which is comprised of the independent directors, is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds. The Audit Committee met twice last year. The Contracts Committee, which is comprised of the independent directors, is responsible for review and approval of all advisory and subadvisory new and renewed contracts.

The dollar value of shares owned by the Directors beneficially as of December 31, 2003 are as follows:


-----------------------------------------------------------------------------------------------------------------------------------
                                    INSTITUTIONAL U.S.       INSTITUTIONAL                                       OTHER ADVISORS
DIRECTOR                                MICRO-CAP               YIELD+              ALL FUNDS (AGGREGATE)            PRODUCTS
-----------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                    $10,001-$50,000                                   Above $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes                                                                      Above $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Kimun Lee                                                                              Above $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman                                                                $50,001-$100,000
-----------------------------------------------------------------------------------------------------------------------------------

The table below shows the compensation paid to each Director for the fiscal year ended October 31, 2003:


------------------------- ---------------------- ------------------------ --------------------- -----------------------------------
                                AGGREGATE         PENSION OR RETIREMENT     ESTIMATED ANNUAL
                            COMPENSATION FROM      BENEFITS ACCRUED AS       BENEFITS UPON         TOTAL COMPENSATION FROM THE
NAME OF PERSON               THE CORPORATION      PART OF FUND EXPENSES        RETIREMENT         CORPORATION PAID TO DIRECTORS
------------------------- ---------------------- ------------------------ --------------------- -----------------------------------
Richard E. Holmes                $45,000                   $0                      $0                        $45,000
------------------------- ---------------------- ------------------------ --------------------- -----------------------------------
Kimun Lee                        $45,000                   $0                      $0                        $45,000
------------------------- ---------------------- ------------------------ --------------------- -----------------------------------
Christine D. Timmerman           $46,250                   $0                      $0                        $46,250
------------------------- ---------------------- ------------------------ --------------------- -----------------------------------

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Advisor, and the Advisor has in turn delegated to the Sub-Advisors, responsibility for voting any proxies relating to portfolio securities held by the Funds in accordance with the Sub-Advisor's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the Advisor and the Sub-Advisors on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B. You may obtain a copy of these procedures, free of charge, by calling "toll free" 800-565-0254. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

For its services under the Investment Advisory Agreements (the "Advisory Agreements"), the Advisor is paid a monthly fee at the annual rate of 1.00% of the Institutional U.S. Micro-Cap Fund's average net assets and 0.50% of the Institutional Yield+ Fund's average net assets. The Funds will pay all expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Funds.

The allocation of general Investment Company expenses among its series is made on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

As noted in the Prospectus, the Advisor has contractually agreed to reduce some or all of its fees under the Advisory Agreements if necessary to keep total operating expenses, expressed on an annualized basis, at or below the rate of 1.35% and 0.70% of the Instititutional U.S. Micro Cap Fund's and the Institutional Yield+ Fund's average net assets, respectively, for an indefinite period. However, this limit may be changed with the approval of the Board of Directors. Any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided the Funds are able to effect such reimbursement and remain in compliance with the foregoing expense limitation. In considering approval of the Funds' Advisory Agreement, the Board of Directors specifically considered and approved the provision which permits the Advisor to seek reimbursement of any reduction made to its fees within the three-year period. The Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Funds' ability to effect such reimbursement and remain in compliance with the 1.35% and 0.70% limitations on annual operating expenses. Second, the Advisor must specifically request the reimbursement from the Board of Directors. Third, the Board of Directors must approve such reimbursement as appropriate and not inconsistent with the best interests of the Funds and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Funds until collection is probable; but the full amount of the potential liability will appear in a footnote to the Funds' financial statements. At such time as it appears probable that the Funds are able to effect such reimbursement, that the Advisor intends to seek such reimbursement and that the Board of Directors has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Funds for that current period.

The Advisory Agreements with respect to the Funds may be renewed annually, provided that any such renewals have been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, and (ii) the vote of a majority of directors who are not parties to the respective Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that either party thereto has the right with respect to the respective Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2003, 2002, and 2001:


                                                                         FISCAL YEARS ENDED OCTOBER 31,
                                                        -----------------------------------------------------------------
                                                                     2003                  2002                  2001
                                                                     ----                  ----                  ----
      Institutional U.S. Micro-Cap Fund                        $3,237,942            $3,523,093            $2,694,112

      Institutional Yield+ Fund*                                  115,942               131,823                   N/A

* Commenced operations on November 1, 2001.

For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets. The following table depicts the administrative fees paid by the Funds to the Advisor for the fiscal years ended October 31, 2003, 2002 and 2001:


                                                                         FISCAL YEARS ENDED OCTOBER 31,
                                                        -----------------------------------------------------------------
                                                                     2003                  2002                  2001
                                                                     ----                  ----                  ----
      Institutional U.S. Micro-Cap Fund                          $483,749              $459,561              $370,617

      Institutional Yield+ Fund*                                   56,053                65,388                   N/A

* Commenced operations on November 1, 2001.

For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001, the administrative fee paid by the
Institutional U.S. Micro Cap Fund were $483,749, $459,561 and $370,617, respectively. The Institutional Yield+ Fund paid an administrative fee of $56,053 and $65,388 for fiscal year ended October 31, 2003 and 2002, respectively.

In determining whether to renew the Advisory Agreement each year, the Board of Directors evaluates information provided by the Advisor, and where applicable, sub-advisors, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in March 2004, the Board considered a number of factors in reviewing and recommending renewal of the existing Agreement, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and the financial results of the Advisor.

In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also examined the quality, depth, and performance of the sub-advisors to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

Based on the review, the Board, including the Directors who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISOR

The Advisory Agreement authorizes the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, if required by the law, the shareholders of the Funds. Pursuant to this authority, Kern Capital Management LLC ("the Sub-Advisor") serves as the Sub-Advisor for the Fremont Institutional U.S. Micro-Cap Fund. The Sub-Advisor is partially owned by the Advisor. The Sub-Advisor will be overseen by the members of the Fremont Investment Committee. See "Investment Company Directors and Officers."

The Portfolio Management Agreement between the Advisor and the Sub-Advisor (the "Portfolio Management Agreement") provides that the Sub-Advisor agrees to manage the investment of the Fremont Institutional U.S. Micro-Cap Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statements (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

Each Sub-Advisor has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, their Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

For its services under the Portfolio Management Agreement, the Advisor has agreed to pay the Sub-Advisor a monthly fee equal to the annual rate of 0.75% of the Fremont Institutional U.S. Micro-Cap Fund's average net assets. Kern Capital Management LLC received from the Advisor (not the Fund) subadvisory fees of $2,430,685, $2,297,121 and $1,853,241, for fiscal years ended October 31, 2003,
2002 and 2001, respectively.

The Portfolio Management Agreement for the Fremont Institutional U.S. Micro-Cap Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. The Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER

Quasar Distributors, LLC. (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of the Sub-Administrator, acts as the Funds' principal underwriter in a continuous public offering of each Fund's shares. Under the distribution agreement, the Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2003 for services as Distributor.

The Distributor has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, the Distributor's Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

LEGAL COUNSEL

The Funds' legal counsel is Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

TRANSFER AGENT

The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA, 01581-5120, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of any Fund or any Fund's portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by each Fund and thus borne by that Fund's shareholders.

The Funds may compensate third-party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR

The Advisor has retained U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA, 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to 0.02% of the first $1 billion of each Fund's average daily net assets, 0.015%
thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $1 billion and 0.005% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor and/or Sub-Advisor including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Advisor and/or Sub-Advisor believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds and the other series of the Investment Company.

The Funds contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although the Funds will endeavor to achieve the best net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Funds in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which the Funds may invest are generally traded in the over-the-counter markets.

The aggregate dollar amount of brokerage commissions paid by the Institutional U.S. Micro-Cap Fund are $2,736,946, $1,024,891 and $262,208 for fiscal years ended October 31, 2003, 2002, and 2001, respectively. Of the amount paid for the fiscal year ended October 31, 2003, $83,530 was paid to firms which provided research or other services to the Advisor and/or Sub-Advisor. No brokerage commissions was paid by Fremont Institutional Yield+ Fund for the fiscal year ended October 31, 2003 and 2002.

Subject to the requirement of seeking the best available prices and executions, the Advisor and/or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor and/or Sub-Advisor for the benefit of the Funds and/or other accounts served by the Advisor and/or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor and/or Sub-Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor and/or Sub-Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor and/or Sub-Advisor in managing the Funds' portfolio.

HOW TO INVEST

PRICE OF SHARES

The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

The Funds will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Funds' portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of the Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "How to Invest," "What You Should Know When Making an Investment," "How to Sell Your Shares," and "What You Should Know Before Redeeming Shares."

      1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the caealers in the cas. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

      2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP").

      3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by the Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

      4. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

      5. The Funds' liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

      6. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT

When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING

Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check drawn on a U.S. bank. Checks must be payable in U.S. dollars and made payable to Fremont Mutual Funds. Third party checks, temporary checks, credit cards, credit card checks, travelers checks, money orders and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Funds until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Funds, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND

The Funds may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES

The Funds may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY"

The Funds will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as separate entities, and the Funds intend to qualify and elect, and to continue to qualify, to be treated as separate "regulated investment companies" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, the Funds must annually distribute at least 90% of the sum of the investment company taxable income (generally net investment income and certain short-term capital gains), the tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Funds qualify for such tax treatment, the Funds will not be subject to federal income tax on the part of the investment company taxable income and the net capital gain distributed to shareholders. To meet the requirements of the Code, the Funds must (a) derive at least 90% of gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) diversify holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds' total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Funds' total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though the Funds have elected and intend to continue to qualify as a "regulated investment company," the Funds may be subject to certain federal excise taxes unless the Funds meet certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Funds from the current year's ordinary income and capital gain net income and (ii) any amount on which the Funds pay income tax for the year. The Funds intend to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Funds in the same manner whether such dividends are received as shares or in cash. If the Funds do not receive any dividend income from U.S. corporations, dividends from the Funds will not be eligible for the dividends received deduction allowed to corporations or the qualified dividend income rate for individuals. To the extent that dividends received by the Fund would qualify for the dividends received deduction available to corporations or the qualified dividend income rate for individuals, the Funds must designate in a written notice to shareholders the amount of the Funds' dividends that would be eligible for this treatment

NET CAPITAL GAINS

Any distributions designated as being made from the Funds' net capital gains will be taxable as long-term capital gains regardless of the holding period of the shareholders of the Funds' shares. The maximum federal capital gains rate for individuals is 15%, with respect to capital assets held more than 12 months.

The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when the Funds have net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS

Under the Code, distributions of net investment income by the Funds to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 28% or lower treaty rate). Withholding will not apply if a dividend paid by the Funds to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under
Section 1256 of the Code, futures contracts held by the Funds at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objective, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of the Funds' shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, the Funds' taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. The Funds may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the Funds' investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to a foreign tax credit or deduction for such foreign taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Funds' shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend without protection from risk of loss. Similar requirements apply to the Funds with respect to each qualifying dividend the Funds receive. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by the Funds. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN

State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS

The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of the Funds, assist in the preparation of the Funds' federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 2003, are incorporated herein by reference. The financial statements as of October 31, 2003 have been audited by PricewaterhouseCoopers LLP and their report is incorporated herein in reliance on the opinion given on the authority of said firm as experts in auditing and accounting. Copies of the annual and semi-annual reports are available upon request and without charge by contacting the Investment Company at 1-800-548-4539.

LEGAL OPINIONS

The validity of the shares of common stock offered hereby will be passed upon by Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

USE OF NAME

The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS

The Investment Company currently issues shares in 13 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS

The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS

To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:


  FUND NAME                                        SHAREHOLDER
                                                   NAME & ADDRESS                               % HELD AS OF JANUARY 30, 2004
                                                   --------------                               -----------------------------
  Institutional U.S. Micro-Cap Fund                NATIONAL FINANCIAL SERVICES                  29.20
                                                   1 WORLD FINANCIAL CTR
                                                   NEW YORK NY 10281-1003

                                                   CHARLES SCHWAB & CO INC                      24.45
                                                   101 MONTGOMERY ST
                                                   SAN FRANCISCO CA 94104-4122

  Institutional Yield+ Fund                        FREMONT INVESTORS INC                        57.54
                                                   199 FREMONT ST
                                                   SAN FRANCISCO CA  94105

                                                   NORTHERN TRUST CO AS CUST FBO                42.46
                                                   BF LONG TERM FUND LP
                                                   801 S CANAL ST
                                                   CHICAGO IL  60675

OTHER INVESTMENT INFORMATION

The Advisor directs the management of over $6.4 billion of assets and internally manages over $1.2 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

      (1)   U.S. Stocks: Standard & Poor's 500 Index;

      (2)   Intermediate    U.S.    Bonds:    Lehman    Brothers    Intermediate
            Government/Credit Bond Index;

      (3)   Foreign Bonds: Citigroup Non-U.S. Dollar Bond Index; and

      (4)   Money Market Securities:  1980-1986, 90 day U.S. Treasury Bill rate:
            1987-2003 iMoneyNet First Tier Money Market Fund Average.

The total returns for the above indices for the years 1980 through 2003 are as follows (source: Fremont Investment Advisors, Inc.):


                                            Intermediate                              Money Market
                       U.S. Stocks          Bonds U.S.           Foreign Bonds        Securities
                       -----------          ------------         -------------        ------------
1980                         32.5%                  6.4%                 14.2%               11.8%
1981                         -4.9%                 10.5%                 -4.6%               16.1%
1982                         21.6%                 26.1%                 11.9%               10.7%
1983                         22.6%                  8.6%                  4.4%                8.6%
1984                          6.3%                 14.4%                 -1.9%               10.0%
1985                         31.7%                 18.1%                 35.0%                7.5%
1986                         18.7%                 13.1%                 31.4%                5.9%
1987                          5.3%                  3.7%                 35.2%                6.0%
1988                         16.6%                  6.7%                  2.4%                6.9%
1989                         31.7%                 12.8%                 -3.4%                8.5%
1990                         -3.1%                  9.2%                 15.3%                7.5%
1991                         30.5%                 14.6%                 16.2%                5.5%
1992                          7.6%                  7.2%                  4.8%                3.3%
1993                         10.1%                  8.8%                 15.1%                2.6%
1994                          1.3%                 -1.9%                  6.0%                3.6%
1995                         37.6%                 15.3%                 19.6%                5.3%
1996                         23.0%                  4.1%                  4.5%                4.8%
1997                         33.4%                  7.9%                 -4.3%                4.9%
1998                         28.6%                  8.4%                 11.5%                4.9%
1999                         21.0%                  0.4%                 -5.1%                4.5%
2000                         -9.1%                 10.1%                 -2.6%                5.6%
2001                        -11.9%                  9.0%                 -3.6%                3.5%
2002                        -22.1%                  9.8%                  6.9%                1.1%
2003                         28.7%                  4.7%                 1.88%                0.5%

The Funds are best suited as a long-term investment. While it offers higher potential total returns than certificates of deposit or money market funds, it involves added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in several additional series under separate Prospectuses and Statements of Additional Information.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results of the Funds in advertisements or in reports furnished to current or prospective shareholders.

TOTAL RETURN. The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                  P(1+T)n = ERV

  The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions) are clalculated according to the following formula as required by the SEC:

                                  P(1+T)n=ATVD

            Where:

            P = a hypothetical initial payment of $1,000.

            T = average annual total return (after taxes on distributions).

            n = number of years.

            ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) QUOTATION. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula as required by the SEC:

                                  P(1+T)n=ATVDR

            Where:

            P = a hypothetical initial payment of $1,000.

            T = average annual total return (after taxes on distributions).

            n = number of years.

            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The Funds' investment results will vary from time to time depending upon market conditions, the composition of the Funds' portfolios, and operating expenses of the Funds, so that current or past total return should not be considered representations of what an investment in the Funds may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Funds' investment results with those published for other investment companies and other investment vehicles. The Funds' results also should be considered relative to the risks associated with the Funds' investment objective and policies.

The Investment Company may from time to time compare the investment results of the Funds with, or refer to, the following:

      (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates of deposit (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

      (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

      (3) Statistics reported by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

      (4) Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

      (5)   Dow Jones Industrial Average.

      (6)   CNBC/Financial News Composite Index.

      (7)   Russell 1000 Index, which reflects the common stock price changes of
            the  1,000  largest   publicly  traded  U.S.   companies  by  market
            capitalization.

      (8)   Russell 2000 Index, which reflects the common stock price changes of
            the  2,000  largest   publicly  traded  U.S.   companies  by  market
            capitalization.

      (9)   Russell 3000 Index, which reflects the common stock price changes of
            the  3,000  largest   publicly  traded  U.S.   companies  by  market
            capitalization.

      (10) Dow Jones Wilshire 5000 Composite Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

      (11) Citigroup Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

      (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

      (13) Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, which is composed of foreign stocks.

      (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

      (15) Citigroup World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

      (16) Lehman Brothers U.S. Government/Credit Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities.

      (17) Lehman Brothers Intermediate U.S. Government/ Credit Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

      (18) Lehman Brothers Short (9-12 Month) U.S. Treasury Index - A widely-recognized index which includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months which are publicly traded. It excludes zero coupon strips.

      (19) Citigroup World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

      (20) 90-day U.S. Treasury Bills Index, which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

      (21) iMoneyNet First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

      (22) Citigroup Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

      (23) Citigroup Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

      (24) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

      (25) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

      (26) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

      (27) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

      (28)  International  Financial  Statistics,   which  is  produced  by  the
            International Monetary Fund.

      (29)  Various   publications   and  annual   reports  such  as  the  World
            Development Report, produced by the World Bank and its affiliates.

      (30) Various publications from the International Bank for Reconstruction and Development/The World Bank.

      (31) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

      (32) Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Citigroup, Inc.; Merrill

Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; and Ibbotson Associates of Chicago, Illinois ("Ibbotson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider whether the Fund is appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in the value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Funds assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Funds may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differs from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

The Funds' performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Funds' performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the Funds' historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Any  individual   who  receives   earned  income  from   employment   (including
self-employment) can contribute up to $3,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution.

ROLLOVER IRAS

Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS

Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA

The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS)

Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3)    The  number  of  listed  companies:   International  Finance  Corporation,
      Citigroup, Inc., and S.G. Warburg.

4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8)    Gross Domestic Product (GDP): Datastream and The World Bank.

9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10)   Population: The World Bank, Datastream, and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18)   Political  and economic  structure of  countries:  Economist  Intelligence
      Unit.

19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20)   Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Funds' investment objectives will be achieved.

                       APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.



Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG."

FITCH RATINGS' short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Exceptional financial security. These securities "carry the smallest degree of investment risk and are generally referred to as `gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - Excellent financial security. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Good financial security. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Adequate financial security. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH RATINGS' rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds are rated "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A - "High credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. This is the lowest investment grade category."

                APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

                    FREMONT INVESTMENT ADVISORS, INC. ("FIA")

                                       AND

                       FREMONT MUTUAL FUNDS, INC. ("FMF")

                                  PROXY POLICY

The FIA Proxy Committee has the responsibility to vote securities that are held in portfolios for which FIA has direct fiduciary responsibility. FIA will vote all proxies solicited by the issuers of such securities. The procedures below are based on our fiduciary obligation to act in the best long-term interest of our clients and shareholders. Hence, our practice is to examine each proposal and to vote against each issue which could negatively affect shareholder/client rights and could adversely impact the current or long-term market value of the company's securities.

The Committee is composed of:

  Chairman:   E.D. TAYLOR        President & Chief Executive Officer
  Members:    J. Klescewski      Senior Vice President & Chief Financial Officer
              C. Smart           Vice President - Manager Search & Evaluation

PROXY VOTING PROCEDURES

At the beginning of each proxy season, the Proxy Committee considers and establishes guidelines for new controversial issues that are likely to be on ballots during the season. The committee will also meet periodically to establish guidelines for any unanticipated new issues.

FIA utilizes the voting, research services and record keeping provided by ISS (Institutional Shareholder Services) when voting on issues. ISS is informed of FIA's proxy voting policies/guidelines and will vote ballots based on these policies. ISS provides the research data regarding each proxy received.

RESOLVING CONFLICTS OF INTEREST

FIA and its personnel are expected to maintain objectivity and avoid undisclosed conflicts of interest. In the performance of their duties and responsibilities under this Policy, FIA and its personnel should consider whether a material conflict of interest exists. A material conflict of interest would generally arise if FIA or any of its personnel directly or indirectly participated in any investment, interest, association, activity or relationship, that may impair or be presumed to impair objectivity. Even an appearance of a material conflict of interest should be handled as if an actual material conflict of interest exists.

There are many situations that can create a material conflict of interest. To guard against one type of conflict of interest, FIA reviews the outside business activities of the board of directors of both FIA and FMF to ensure that no individual sits on the board of any publicly traded company. If a director should be found to sit on the board of publicly traded company, that company's stock would be on a 'do not purchase' list. Many other types of potential conflicts of interest exist, which FIA will monitor.

If a material conflict of interest exists with respect to FIA's voting a proxy or taking some other corporate action with respect to a portfolio holding, FIA will rely on the recommendation of ISS, an independent third-party. ISS votes the proxies based on a pre-determined voting policy based on the guidelines set forth by the Proxy Committee. These guidelines are based on best shareholder practices and research provided by ISS. These guidelines are not set forth on a company-by-company basis, only on an issue basis.

On the case-by-case circumstances, the Proxy Committee will review the issue and the potential impact on shareholder value. The Proxy Committee may also consider information from many sources, including the portfolio manager, the group that is presenting the proposal and independent proxy research services.

PROXY ISSUES

The following is a concise summary of common proxy issues and FIA and FMF's policy, in the absence of special circumstances, on voting each issue:

      1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

      4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

      6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

      9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power.

Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit re-pricing or where the company has a history of re-pricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic trading patterns

o Rationale for the re-pricing

o Value-for-value exchange

o Option vesting

o Term of the option

o Exercise price

o Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value

o Offering period is 27 months or less, and

o Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                           KERN CAPITAL MANAGEMENT LLC

Kern Capital Management LLC ("KCM") exercises voting authority for certain clients. KCM's policies and procedures with respect to the voting of proxies are reasonably designed to ensure that KCM votes proxies in the best interests its clients and that such votes are properly and timely exercised. Such policies include the use of third party research and voting guidelines, which assist KCM in evaluating proxy proposals, and procedures for dealing with possible conflicts that may arise between the interests of KCM and its clients. KCM will generally vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, KCM considers the proxy research and voting recommendations of Institutional Shareholder Services Corp. ("ISS") a third party independent proxy agent, internal voting guidelines and its own research. KCM will generally vote routine and non-routine proxies in accordance with the recommendations provided by ISS. To the extent KCM votes differently from an ISS recommendation, KCM documents the factors it considers in determining its proxy vote.

As a general rule, in the case of any material conflicts of interest between KCM and its clients, KCM will adhere to the voting recommendation provided by ISS.

                           FREMONT MUTUAL FUNDS, INC.

                               FREMONT GLOBAL FUND

                        FREMONT INTERNATIONAL GROWTH FUND

                          FREMONT LARGE CAP VALUE FUND

                          FREMONT LARGE CAP GROWTH FUND

                          FREMONT STRUCTURED CORE FUND

                           FREMONT U.S. SMALL CAP FUND

                           FREMONT U.S. MICRO-CAP FUND

                       FREMONT REAL ESTATE SECURITIES FUND

                                FREMONT BOND FUND

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

                            FREMONT MONEY MARKET FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the above-named series of the Investment Company, dated March 1, 2004 and should be read in conjunction with the Prospectus. The report on the audited statement of assets and liabilities of the Investment Company for the year ended October 31, 2003 is incorporated by reference in its entirety into this SAI. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

This Statement of Additional Information is dated March 1, 2004, as amended July 26, 2004.

                                TABLE OF CONTENTS

                                                                            PAGE

THE CORPORATION................................................................4
INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS.......................5
FREMONT GLOBAL FUND............................................................5
FREMONT INTERNATIONAL GROWTH FUND..............................................6
FREMONT LARGE CAP VALUE FUND (FORMERLY FREMONT NEW ERA VALUE FUND).............7
FREMONT LARGE CAP GROWTH FUND (FORMERLY FREMONT NEW ERA GROWTH FUND)...........7
FREMONT STRUCTURED CORE FUND (FORMERLY FREMONT GROWTH FUND)....................7
FREMONT U.S. SMALL CAP FUND....................................................8
FREMONT U.S. MICRO-CAP FUND....................................................8
FREMONT REAL ESTATE SECURITIES FUND............................................9
FREMONT BOND FUND.............................................................10
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND.................................10
FREMONT MONEY MARKET FUND.....................................................11
GENERAL INVESTMENT POLICIES...................................................12
DIVERSIFICATION...............................................................12
MONEY MARKET INSTRUMENTS......................................................12
U.S. GOVERNMENT SECURITIES....................................................13
REPURCHASE AGREEMENTS.........................................................13
REVERSE REPURCHASE AGREEMENTS AND LEVERAGE....................................13
FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.......14
SWAP AGREEMENTS...............................................................14
BOND ARBITRAGE STRATEGIES.....................................................16
INFLATION-LINKED BONDS........................................................16
WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS.........................17
COMMERCIAL BANK OBLIGATIONS...................................................18
TEMPORARY DEFENSIVE POSTURE...................................................18
BORROWING.....................................................................18
LENDING OF PORTFOLIO SECURITIES...............................................18
PORTFOLIO TURNOVER............................................................19
SHARES OF INVESTMENT COMPANIES................................................19
ILLIQUID AND RESTRICTED SECURITIES............................................19
WARRANTS OR RIGHTS............................................................20
MUNICIPAL SECURITIES..........................................................20
MUNICIPAL NOTES...............................................................21
COMMERCIAL PAPER..............................................................21
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES............................21
WRITING COVERED CALL OPTIONS..................................................24
WRITING COVERED PUT OPTIONS...................................................25
PURCHASING PUT OPTIONS........................................................26
PURCHASING CALL OPTIONS.......................................................27
DESCRIPTION OF FUTURES CONTRACTS..............................................28
FUTURES CONTRACTS GENERALLY...................................................29
OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS, AND WITH
  RESPECT TO FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS......................30
FORWARD CURRENCY AND OPTIONS TRANSACTIONS.....................................31
RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING...........32

DEPOSITORY RECEIPTS...........................................................33
PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL SECURITIES...........34
GUARANTEED INVESTMENT CONTRACTS...............................................38
CORPORATE DEBT SECURITIES.....................................................38
REDUCTION IN BOND RATING......................................................39
CONCENTRATION.................................................................39
INVESTMENT RESTRICTIONS.......................................................39
INVESTMENT COMPANY DIRECTORS AND OFFICERS.....................................41
INVESTMENT ADVISORY AND OTHER SERVICES........................................44
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................51
HOW TO INVEST.................................................................53
OTHER INVESTMENT AND REDEMPTION SERVICES......................................56
TAXES - MUTUAL FUNDS..........................................................57
ADDITIONAL INFORMATION........................................................61
INVESTMENT RESULTS............................................................65
APPENDIX A-DESCRIPTION OF RATINGS............................................A-1
APPENDIX B-PROXY VOTING POLICIES AND PROCEDURES..............................B-1

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock, as noted on the cover page, with equal dividend and liquidation rights within each series (each a "Fund" and collectively, the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under Investment Advisory Agreements (the "Advisory Agreements") with the Investment Company. The Advisor also provides administration services under an Administrative Services Agreement. The Advisory Agreements provide that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of each Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "Sub-Advisors") to manage the portfolios of certain funds. The Advisor will provide direct portfolio management services to the extent that a Sub-Advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional Sub-Advisor(s) be engaged to provide investment advisory or portfolio management services to a Fund. Prior to such engagement, any agreement with a Sub-Advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a Sub-Advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all of the Funds in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time at the discretion of the Board of Directors. Each share of a Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Shares of a Fund when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of certain funds under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

A broad range of objectives and policies is offered because Fremont Mutual Funds are intended to offer investment alternatives for a broad range of investors who are expected to have a wide and varying range of investment objectives. All of the Funds (except Fremont Money Market Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. The descriptions below are intended to supplement the material in the Prospectus.

FREMONT GLOBAL FUND

The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents. The Fund may adjust the level of investment maintained in each asset category in response to changing market conditions. The Advisor will allocate the assets of the Fund among the following categories of assets:

o U.S. STOCKS --The Fund may invest in common and preferred stocks of U.S.-based companies traded on a U.S. exchange or in the over-the-counter ("OTC") market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.

o U.S. DOLLAR-DENOMINATED DEBT SECURITIES--The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund may invest in interest rate futures and options on such futures. The Fund also may invest up to 10% of its net assets in corporate debt securities having a rating of Ba by Moody's Investors Services ("Moody's"), BB by Standard & Poor's Ratings Group ("S&P"), or an equivalent rating by another Nationally Recognized Statisitical Rating Organization ("NRSRO") (sometimes referred to as "junk bonds") which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. See Appendix A for a description of rating categories.

o FOREIGN STOCKS--The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency in specific countries based on the Advisor's outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise. Cross currency hedging against price movements caused by exchange rate fluctuations is permitted by entering into forward foreign currency contracts between currencies other than the U.S. dollar. The Fund's success in these transactions will depend principally on the ability of the Advisor and/or Sub-Advisor to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

o FOREIGN BONDS--The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging and/or management from time to time based on its outlook for currency values. The Fund may also invest in futures of foreign government bonds.

o REAL ESTATE SECURITIES--The Fund may invest in the equity securities of publicly traded and private Real Estate Investment Trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

o PRECIOUS METALS AND COMMODITIES FUTURES--The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those that generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

FREMONT INTERNATIONAL GROWTH FUND

The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor and/or Sub-Advisor generally will invest 90% of the Fund's total assets in equity issuers domiciled outside of the U.S., of which up to 5% of the Fund's net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its total assets invested in equity securities domiciled outside the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its total assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

In addition to investing directly in equity securities, the Fund may invest in various American, Global and International Depository Arrangements, including but not limited to sponsored and unsponsored ADRs, GDRs, International
Depository Receipts, American Depository Shares, Global Depository Shares and International Depository Shares. The Fund may also invest in securities of issuers located in emerging market countries.

For liquidity purposes, the Fund normally may also invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

FREMONT LARGE CAP VALUE FUND

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective.

The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or be of comparable quality as determined by the Advisor.

FREMONT LARGE CAP GROWTH FUND

The Fremont Large Cap Growth Fund seeks long-term capital appreciation by investing in a concentrated selection of common stocks of large U.S. companies. Normally, the Fund will invest at least 80% of its assets in these large cap stocks. The Fund invests in companies that Fund management believes demonstrate a history of above-average earnings growth, higher than average projected earnings growth, relatively attractive valuations, and a higher than average return on equity. The Fund normally invests in a concentrated portfolio of approximately 30 stocks. See "General Investment Policies" for a discussion of these investment practices.

FREMONT STRUCTURED CORE FUND

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and GDRs representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on its outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise.

If the Fund holds bonds, such bonds will primarily be debt instruments with short to intermediate maturities (which are defined as debt instruments with 1 to 10 years to maturity). These bonds, including convertibles, will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor to be comparable in quality. However, there are no restrictions on the maturity composition of the Fund's portfolio. See Appendix A for a description of rating categories.

The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on its outlook for currency values.

The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

FREMONT U.S. SMALL CAP FUND

Under normal conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in common stocks of small U.S. companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of purchase. Up to 25% of the Fund's total assets, at the time of the initial purchase, may be invested in securities of companies domiclied outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index and individual security futures contracts, options on index futures, and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

For liquidity purposes, the Fund will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and/or Sub-Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be at the time of purchase rated investement grade by Moody's or Standard & Poor's, or determined by the Advisor and/or
Sub-Advisor to be of comparable quality. Such securities are considered investment grade, but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. See Appendix A for a description of rating categories.

FREMONT U.S. MICRO-CAP FUND

Under normal market conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in equity securities of U.S. micro-cap companies. These companies would have a market capitalization that would place them in the smallest 5% of market capitalizations of U.S. exchange listed companies, measured at the time of the initial purchase. As the value of the total market capitalziation changes, the smallest 5% cap size may also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor or the Sub-

Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor and/or Sub-Advisor to be of comparable quality. See Appendix A for a description of rating categories.

FREMONT REAL ESTATE SECURITIES FUND

For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such types of real estate. Companies in the Fremont Real Estate Securities Fund may include: real estate investment trusts ("REITs"), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities, and development companies.

REITs invest primarily in income producing real estate or real estate related loans or interests. A REIT is exempt from corporate level taxes if it complies with several requirements relating to its organization, ownership, assets, and income, including a requirement that it distribute to its shareholders at least 90% of its taxable net income for each taxable year.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in these securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants.

Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.

The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and Sub-Advisor believe that these investments offer opportunities for capital appreciation. The Fund will invest in preferred stocks and bonds which at the time of purchase are rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such bonds and preferred stocks are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A for a description of rating categories.

FREMONT BOND FUND

The Fund will invest primarily in securities rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. The Fund also may invest up to 10% of its net assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, or have a comparable rating by another NRSRO. See Appendix A for a description of rating categories. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can generally be expected to decline. See "Corporate Debt Securities" for more information on quality ratings and risks involved with lower rated securities.

The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above. The Fund may also invest a small percentage of assets in common stocks consistent with its investment objectives. In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, no more than 20% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in non-U.S. dollars.

When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements.

The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside liquid assets or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of OTC options, the risk of default by the counter party; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

The Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California tax.

The term "municipal securities" as used in this document means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See Appendix A for a description of these ratings.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor and/or Sub-Advisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Fund's total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its assets (net assets plus borrowings for investment purposes) in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

FREMONT MONEY MARKET FUND

The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (in accordance with federal securities regulations) which are of high quality and present minimal credit risks as determined by the Advisor, using guidelines approved by the Board of Directors. The portfolio must maintain a dollar-weighted average maturity of not more than 90 days, and at least 25% of the Fund's assets will have a maturity of not more than 90 days.

The Fund will invest in short-term securities which, at the time of purchase, are considered to be "First Tier" securities, defined as: (i) rated in the top rating category by at least two NRSROs, or (ii) in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or (iii) if unrated by an NRSRO, have been determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Directors.

The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5%, but not to exceed 25%, of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its net assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described below, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION

Each Fund, except for Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont Real Estate Securities Fund and Fremont California Intermediate Tax-Free Fund, intends to operate as a diversified management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), foreign & U.S. debt issued by domestic or foreign governments and government agencies, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont Real Estate
Securities  Fund,  and  Fremont  California   Intermediate   Tax-Free  Fund  are
non-diversified funds and are not subject to the foregoing requirements.

MONEY MARKET INSTRUMENTS

The Funds may invest in any of the following money market instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Generally, high-quality, short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A for a description of rating categories.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS

As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of Fremont Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government; (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement; and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS

The Funds (except Fremont Money Market Fund) may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which, a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

BOND ARBITRAGE STRATEGIES

(Fremont Global Fund and Fremont Bond Fund only.) The Funds may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors' expectations of inflation rates in the future. An arbitrage opportunity exists if the Advisor and/or Sub-Advisor determine that investors' expectations of future inflation are unrealistically high or low. For example, if the Advisor and/or Sub-Advisor believe that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors' unrealistically low expectations concerning future inflation, the Advisor and/or Sub-Advisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding "long" position on U.S. Treasury Inflation-Indexed Bonds. If investors' expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Funds would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European union interest rate convergence trades. As in any short selling arrangement, the Funds are required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Funds would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Funds' net assets.

INFLATION-LINKED BONDS

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount, any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis, except that this limitation does not apply to Fremont Bond Fund or Fremont Global Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS

For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE

Whenever, in the judgment of the Advisor and/or Sub-Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high-quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objective.

BORROWING

Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES

Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor and/or Sub-Advisor to be of good standing and will not be made unless, in the judgment of the Advisor and/or Sub-Advisor, the consideration to be earned from such loans would justify the associated risk.

PORTFOLIO TURNOVER

Each Fund (except for Fremont Money Market Fund) may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES

Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission on August 27, 2002, the Funds are permitted to invest Fund cash balances (uninvested cash and cash collateral) in shares of the Fremont Money Market Fund. Such investments in the Fremont Money Market Fund are subject to special custody arrangements and internal controls that have been approved by the Board of Directors of the Funds.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund (other than Fremont Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." Fremont Money Market Fund may invest up to 10% of its net assets in "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund.

"Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

     TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

     REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

     BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide Money for the repayment of these notes.

COMMERCIAL PAPER

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

     STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

     OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

WRITING COVERED CALL OPTIONS

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor and/or Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund's net assets.

A call option gives the holder (the writer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. The Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions  at  a  favorable  price.  If a  Fund  cannot  enter  into  such  a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

WRITING COVERED PUT OPTIONS

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub-Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Additionally, the Funds may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

PURCHASING PUT OPTIONS

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire or obtain exposure to the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

DESCRIPTION OF FUTURES CONTRACTS

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P 500 Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, such as the Funds, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

A Fund's futures transactions will be entered into for hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase. A Fund may also use futures to obtain market exposure, increase liquidity and hedge dividend accruals.

"Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain a Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund involved will earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only an approximation. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS, AND WITH RESPECT TO FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS

Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option.

Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to Fremont Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS

A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING

(Except for Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor and/or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

DEPOSITORY RECEIPTS

(Except for Fremont Money Market Fund.) Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Taxes - Mutual Funds." Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs.

Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

Fremont California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California's counties, municipalities, authorities or other subdivisions.

A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities. In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State's revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval. In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State's General Fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. Los Angeles County, the nation's largest county, has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. In addition, the State and local governments are party to numerous legal proceedings, many of which normally occur in governmental operations, and are or may become involved in other legal proceedings that, if decided against the State or a local government, might require significant future expenditures by, or impair the revenues of, the State or such local government.

Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets. Large stock market declines in recent years have reduced such tax revenues.

Certain tax exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance.

California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy and significantly affect State and local government budgets.

Recent Developments

SLOWDOWN OF CALIFORNIA'S ECONOMY. During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers in Southern California. The grocery workers walked out or were locked out beginning October 12, 2003, and the dispute had not been resolved as of mid-January 2004. A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of the beginning of December 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6% higher than forecasted.

CASH FLOW REQUIREMENTS. Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes ("RANs") in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the Department of Water Resources ("DWR") power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision to the 2003-04 Governor's Budget assumes that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of either the fiscal recovery bonds (which may be delayed by litigation) or, subject to voter approval in the March 2004 primary election, the issuance of a $15 billion deficit reduction bond. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

CALIFORNIA ENERGY MATTERS. Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

ELECTION OF GOVERNOR SCHWARZENEGGER. In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of Governor Gray Davis. In a subsequent special election, Governor Davis lost his bid to remain Governor of California. On November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California. Shortly after being elected, Governor Schwarzenegger asked the

California Legislature to send to California voters a Constitutional spending limit which would require that expenditures during fiscal year 2004-05 not exceed revenues, and an authorization for a $15 billion general obligation bond to refinance State debt. The Legislature approved these proposals in mid-December 2003, and accordingly these measures will appear on the March 2004 primary ballot.

SOUTHERN CALIFORNIA WILDFIRES. In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding, which will be financed by federal funds and private insurance.

BOND RATINGS

S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, ongoing structural budget impediments and, more recently, the energy situation.

In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

In December 2002, the ratings of the State's general obligation bonds were reduced by S&P and Fitch. In the summer of 2003, the ratings of S&P and Moody's were reduced. In December 2003, Moody's and Fitch's again reduced their ratings of the State's general obligation bonds, citing concerns over the state's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of February 3, 2004, S&P's rating was "BBB," Moody's rating was "Baa1" and Fitch's rating was "BBB." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation

(such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

GUARANTEED INVESTMENT CONTRACTS

Fremont Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

CORPORATE DEBT SECURITIES

(Fremont Global Fund and Fremont Bond Fund only.) A Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds"), which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

SEGREGATED ASSET DISCLOSURE

Alternatively to maintaining a segregated account with the custodian, a Fund may earmark liquid assets on its records for segregated asset purposes.

REDUCTION IN BOND RATING

Fremont Global Fund and Fremont Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, by S&P and Moody's, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor and/or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa, or equivalents thereof, are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

CONCENTRATION

Fremont Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, real estate investment trusts ("REITs"). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

Fremont Large Cap Growth Fund will concentrate its investments in approximately 30 stocks of U.S. companies. Normally, the Fund will invest at least 80% of total assets in these large cap stocks. As a result, an economic, political or other change affecting one company can have a greater impact on the value of the Fund's portfolio. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

      1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by Fremont Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks, or to investments by Fremont Real Estate Securities Fund in companies engaged in the real estate industry, including real estate investment trusts. See "Investment Objective, Policies, And Risk Considerations."

      2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

      3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

      4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

      5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

      6. Change its status as either a diversified or a non-diversified investment company.

      7. Issue senior securities, except as permitted under the 1940 Act and as described in the Prospectus and this Statement of Additional Information, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

      8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

      9. (The California Intermediate Tax-Free Fund only) invest less than 80% of its assets (net assets plus borrowings for investment purposes) in California tax-free municipal securities.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

      10. Invest in companies for the purpose of exercising control or management.

      11. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

      12. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

      13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

      14. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of Fremont Money Market Fund's net assets.

      15. (Except Fremont Global Fund and Fremont Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

      16. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

      17. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges for the U.S. Small Cap and U.S. Micro Cap Funds - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director, or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

==================================== ============ ============= ============================= ================= ===================
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
               NAME                                                                             FUND COMPLEX
              ADDRESS                 POSITIONS       YEAR         PRINCIPAL OCCUPATIONS        OVERSEEN BY           OTHER
           DATE OF BIRTH                HELD       ELECTED(1)         PAST FIVE YEARS             DIRECTOR      DIRECTORSHIPS HELD
==================================== ============ ============= ============================= ================= ===================
"NON-INTERESTED" DIRECTORS
------------------------------------ ------------ ------------- ----------------------------- ----------------- -------------------
Richard E. Holmes(3)                 Director         1988      Vice President and                   13
Fremont Investment Advisors, Inc.                               Director, BelMar Advisors,
333 Market Street, 26th Floor                                   Inc.  (marketing firm)
San Francisco, CA 94105
5-14-43

------------------------------------ ------------ ------------- ----------------------------- ----------------- -------------------
Kimun Lee (3)                        Director         1998      Principal of Resources               13         Montalvo Arts
Fremont Investment Advisors, Inc.                               Consolidated (a consulting                      Association, Cal
333 Market Street, 26th Floor                                   and investment banking                          Performances
San Francisco, CA 94105                                         service group).                                 (University of
6-17-46                                                                                                         California at
                                                                                                                Berkeley)
------------------------------------ ------------ ------------- ----------------------------- ----------------- -------------------
Christine D. Timmerman (3)           Director         1999      Financial Consultant                 13
Fremont Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

6-29-46

==================================== ============ ============= ============================= ================= ===================

==================================== ============ ============= ============================= ================= ===================
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
               NAME                                                                             FUND COMPLEX
              ADDRESS                 POSITIONS       YEAR         PRINCIPAL OCCUPATIONS        OVERSEEN BY           OTHER
           DATE OF BIRTH                HELD       ELECTED(1)         PAST FIVE YEARS             DIRECTOR      DIRECTORSHIPS HELD
==================================== ============ ============= ============================= ================= ===================
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
------------------------------------ -------------- ------------ ---------------------------- ------------------ -------------------
Deborah L. Duncan                    Chairman,         2003      1/03-Present, Chairman &            13          New York
Fremont Investment Advisors, Inc.    President,                  President & Director of                         University Stern
333 Market Street, 26th Floor        Director                    the Board of Fremont                            School
San Francisco, CA 94105                                          Mutual Funds, Inc.
4-24-55                                                          4/01-Present, Managing
                                                                 Director and CFO, Fremont
                                                                 Group, LLC,  1979-2000,
                                                                 Executive VP/Asset
                                                                 Management Executive,
                                                                 Chase Manhattan Bank

------------------------------------ -------------- ------------ ---------------------------- ------------------ -------------------
James E. Klescewski                  CFO,              2003      4/03-Present CFO,                   13
Fremont Investment Advisors, Inc.    Treasurer                   Treasurer, Fremont
333 Market Street, 26th Floor                                    Investment Advisors, Inc.,
San Francisco, CA   94105                                        7/98- 4/03, CFO,
11-6-55                                                          Montgomery Asset
                                                                 Management, LLC

------------------------------------ -------------- ------------ ---------------------------- ------------------ -------------------
Tina Thomas                          Vice              1996      6/03-Present-Senior Vice            13
Fremont Investment Advisors, Inc.    President,                  President , Secretary and
333 Market Street, 26th Floor        Secretary,                  Chief Compliance Officer
San Francisco, CA 94105              and Chief                   6/96 -6/03, Vice
8-7-49                               Compliance                  President, Secretary, and
                                     Officer                     Chief Compliance Officer,
                                                                 Fremont Investment
                                                                  Advisors, Inc.

==================================== ============== ============ ============================ ================== ===================

----------------
(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

-----------------
(2)  "Interested  persons"  within the  meaning as defined in the 1940 Act.

(3)  Member of the Audit Committee and the Contracts Committee.

The Board has two standing committees: the Audit Committee, and the Contracts Committee. The Committees are comprised and footnoted in the table above. The Audit Committee, which is comprised of the independent directors, is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds. The Audit Committee met twice last year. The Contracts Committee, which is comprised of the independent directors, is responsible for review and approval of all advisory and subadvisory new and renewed contracts.

The dollar value of shares owned by the Directors beneficially as of December 31, 2003 are as follows:


------------------------------------------------------------------------------------------------------------------------
                                                                                                                 U.S.
                                        INTERNATIONAL     LARGE CAP     LARGE CAP   STRUCTURED   U.S. SMALL   MICRO-CAP
DIRECTOR                  GLOBAL FUND    GROWTH FUND     VALUE FUND    GROWTH FUND   CORE FUND    CAP FUND      FUND
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                      $10,001-$50,000                                  $1-          $1-
                                                                                      $10,000      $10,000
------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes                                                                                  $10,001-    Above
                                                                                                   $50,000    $100,000
------------------------------------------------------------------------------------------------------------------------
Kimun Lee                                              $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman                                       $1-                                     $1-        $1-
                                                           $10,000                                 $10,000    $10,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
DIRECTOR                                                   CALIFORNIA                                  OTHER FREMONT
                           REAL ESTATE                    INTERMEDIATE      MONEY      ALL FUNDS    INVESTMENT ADVISORS
                         SECURITIES FUND    BOND FUND     TAX-FREE FUND  MARKET FUND  (AGGREGATE)         PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                        $10,001-$50,000                                 Above
                                                                                       $100,000

--------------------------------------------------------------------------------------------------------------------------
                                              Above                         Above        Above
Richard E. Holmes                           $100,000                      $100,000     $100,000
--------------------------------------------------------------------------------------------------------------------------
Kimun Lee                $10,001-$50,000     $10,001-                 $50,001-$100,000   Above
                                             $50,000                                   $100,000
--------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman   $10,001-$50,000 $10,001-$50,000              $10,001-$50,000 $50,001-$100,000
--------------------------------------------------------------------------------------------------------------------------

The table below shows the compensation paid to each Director for the fiscal year ended October 31, 2003:

------------------------------ ------------------ -------------------- ------------------ ----------------------------------
                                   AGGREGATE
                                   RETIREMENT         PENSION OR
                                 COMPENSATION      BENEFITS ACCRUED     ESTIMATED ANNUAL
                                   FROM THE         AS PART OF FUND      BENEFITS UPON       TOTAL COMPENSATION FROM THE
NAME OF PERSON                    CORPORATION          EXPENSES           RETIREMENT        CORPORATION PAID TO DIRECTORS
------------------------------ ------------------ -------------------- ------------------ ----------------------------------
Richard E. Holmes                   $45,000               $0                  $0                       $45,000
------------------------------ ------------------ -------------------- ------------------ ----------------------------------
Kimun Lee                           $45,000               $0                  $0                       $45,000
------------------------------ ------------------ -------------------- ------------------ ----------------------------------
Christine D. Timmerman              $46,250               $0                  $0                       $46,250
------------------------------ ------------------ -------------------- ------------------ ----------------------------------


PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Advisor, and the Advisor has in turn delegated to the Sub-Advisors, responsibility for voting any proxies relating to portfolio securities held by the Funds in accordance with the Sub-Advisor's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the Advisor and the Sub-Advisors on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B. You may obtain a copy of these procedures, free of charge, by calling "toll free" 800-565-0254. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (except Fremont U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to Fremont U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of the Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter.

Each Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any).

The allocation of general Investment Company expenses among the Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

For Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont U.S. Small Cap Fund, Fremont Real Estate Securities Fund, Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interest of the Fund.

The Investment Advisory Agreements (the "Advisory Agreements") with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding  voting  securities  of a Fund,  and (ii) the vote of a majority  of directors who are not parties to the respective Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that either party thereto has the right with respect to the respective Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2003, 2002, and 2001:

                                                  FISCAL YEAR ENDED OCTOBER 31,
                                                            (IN `000'S)
                                                 -------------------------------
                                                    2003        2002        2001
                                                 -------     -------     -------
Global Fund                                      $ 2,945     $ 3,487     $ 4,182
International Growth Fund                            195         181         399
Large Cap Value Fund*                                  6         149           0
Large Cap Growth Fund*                                13           0           0
Structured Core Fund                                 285         401         522
U.S. Small Cap Fund                                  309         286         360
U.S. Micro-Cap Fund                                7,516       9,157      10,361
Real Estate Securities Fund                          145         259          94
Bond Fund                                          4,930       3,223       1,974
California Intermediate Tax-Free Fund                134         133         113
Money Market Fund                                  1,645       1,597       1,541

*Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund commenced operations on December 29, 2000 and October 1, 2001, respectively.

The Administration Agreement with respect to Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont U.S. Small Cap Fund, Fremont Money Market Fund, Fremont Bond Fund, Fremont Real Estate Securities Fund, Fremont Global Fund, Fremont Structured Core Fund, and Fremont California Intermediate Tax-Free Fund, also provides for the payment of an administrative fee to the Advisor at an annual rate of 0.15% of average net assets. The following table depicts the administrative fee (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2003, 2002 and 2001:

                                                   FISCAL YEAR ENDED OCTOBER 31,
                                                            (IN `000'S)
                                                  ------------------------------
                                                    2003        2002        2001
                                                  ------      ------      ------
Global Fund                                       $  736      $  871      $1,046
International Growth Fund                             37          53          97
Large Cap Value Fund*                                 21          45          19
Large Cap Growth Fund Fund*                           19           3           0
Structured Core Fund                                  96         120         157
U.S. Small Cap Fund                                   53          63          88
U.S. Micro-Cap Fund                                  N/A         N/A         N/A
Real Estate Securities Fund                           35          20         N/A
Bond Fund                                          1,233       1,381         493
California Intermediate Tax-Free Fund                 91          86          86
Money Market Fund                                  1,196       1,140       1,118

*Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund commenced operations on December 29, 2000 and October 1, 2001, respectively.

The Funds' Board of Directors have approved an Operating Expense Agreement which contractually obligates the Advisor to limit the expenses of certain funds (as a percentage of average net assets) for an indefinite period as follows:
International Growth Fund 1.50%; Large Cap Value Fund 1.20%; Large Cap Growth Fund 1.40%; U.S. Small Cap Fund 1.60%; U.S. Micro Cap Fund 1.98%; Real Estate Securities Fund 1.50%; and Fremont California Intermediate Tax-Free Fund 0.55%. Also, under the Operating Expense Agreement, the Advisor is obligated to waive 0.05% of the 0.15% administrative fee for Fremont Bond Fund for an indefinite period. Also, effective November 1, 2003, the Advisor voluntarily agreed to waive Fund operating expenses that exceed 0.60% of the Bond Fund's average net assets. The Advisor may remove this waiver at any time in the future.

In determining whether to renew the Advisory Agreements each year, the Board of Directors evaluates information provided by the Advisor, and where applicable, sub-advisors, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in March 2003, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreements, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and the financial results of the Advisor.

In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also examined the quality, depth, and performance of the sub-advisors to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

Based on the review, the Board, including the Directors who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISORS

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund.

Pursuant to this authority, the following table summarizes the Sub-Advisors:


  --------------------------------------------------------------  -----------------------------------------------------------
  FUND                                                            SUB-ADVISOR(S)
  --------------------------------------------------------------  -----------------------------------------------------------
  Global Fund                                                     Armstrong Shaw Associates Inc.
                                                                  First Quadrant, L.P.
                                                                  Jarislowsky, Fraser Limited
                                                                  Kern Capital Management LLC+
                                                                  Northstar Capital Management, Inc.
  --------------------------------------------------------------  -----------------------------------------------------------
  International Growth Fund                                       Jarislowsky, Fraser Limited
  --------------------------------------------------------------  -----------------------------------------------------------
  Large Cap Growth Fund                                           Northstar Capital Management, Inc.
  --------------------------------------------------------------  -----------------------------------------------------------
  Large Cap Value Fund                                            Alliance Capital Management, L.P.
  --------------------------------------------------------------  -----------------------------------------------------------
  Structured Core Fund                                            First Quadrant, L.P.
  --------------------------------------------------------------  -----------------------------------------------------------
  U.S. Small Cap Fund                                             TimesSquare Capital Management, Inc.
  --------------------------------------------------------------  -----------------------------------------------------------
  U.S. Micro-Cap Fund                                             Kern Capital Management LLC+
  --------------------------------------------------------------  -----------------------------------------------------------
  Real Estate Securities Fund                                     Urdang Securities Management, Inc.
  --------------------------------------------------------------  -----------------------------------------------------------
  Bond Fund                                                       Pacific Investment Management Company LLC
  --------------------------------------------------------------  -----------------------------------------------------------
  California Intermediate Tax-Free Fund                           Evergreen Investment Management Company, LLC
  --------------------------------------------------------------  -----------------------------------------------------------

+The subadvisor is partially owned by the Advisor.

The current portfolio management agreements between the Advisor and the above-named Sub-Advisors (the "Portfolio Management Agreements") provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors. At meetings in March 2004, the Board considered the approval of Portfolio Management Agreements with several new Sub-Advisors to the Funds. At this meeting, the Board received in-person presentations and considered materials from the proposed Sub-Advisors. The materials included information regarding the firms' personnel, operations, financial information, research capabilities, investment philosophy, method of managing portfolios, and long-term experience and investment results. In the course of reviewing the new Portfolio Management Agreements, the Board considered a number of factors, including, but not limited to: the nature and quality of services to be provided to the

Funds, fees and expenses borne by the Funds, the soft dollar practices of the proposed Sub-Advisors, their respective performance, and the profitability of the relationship for the proposed Sub-Advisors. The Board also reviewed the quality and depth of the firms' organizations and the investment professionals who would be providing services to the Funds. Upon careful review, the Board approved the proposed Sub-Advisors for their investment style, discipline, risk controls, consistent above-average performance over a long period of time, and high level of client service, among other things.

Each Sub-Advisor has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, their Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

For their services under the Portfolio Management Agreements, the Advisor (not the Funds) has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets allocated to the Sub-Advisor, payable monthly:

     Global Fund                            0.50% to Kern Capital Management LLC

                                            To Jarislowsky,   Fraser  Limited1
                                               0.60% on the first $25  million
                                               0.50%  the  next  $25   million
                                               0.40% on the  next $25  million
                                               0.30% on the  next $25  million
                                               0.20% on the  amount  in excess
                                               of $100 million

                                            To Northstar  Capital  Management,
                                               Inc.1  0.50% on the  first  $50
                                               million  0.40% on the next $150
                                               million  0.35% on the next $800
                                               million  0.25% on the amount in
                                               excess of $1 billion

                                            0.35% to First Quadrant, L.P.

                                            To Armstrong Shaw Associates Inc.
                                               0.75% on the first $25 million
                                               0.50% on the next $50 million
                                               0.40% on the next $50 million
                                               0.30% on the amount in excess
                                                 of $125 million


     International Growth Fund              To Jarislowsky, Fraser Limited1
                                               0.60% on the first $25 million
                                               0.50% on the next $25 million
                                               0.40% on the next $25 million
                                               0.30% on the next $25 million
                                               0.20% on the amount in excess
                                                 of $100 million

     Large Cap Growth Fund             To Northstar Capital Management, Inc.(1)
                                          0.50% on the first $50  million
                                          0.40% on the next $150 million
                                          0.35%  on  the  next  $800 million
                                          0.25%  on  the  amount  in excess of
                                                 $1 billion

     Large Cap Value Fund              0.60% to Alliance Capital Management L.P.

     Structured Core Fund              0.35% to First Quadrant, L.P.

     U.S. Small Cap Fund               To TimesSquare Capital  Management, Inc.
                                          0.85% (85 basis points) on the first
                                                  $50 million

                                          0.70% (70 basis points) on the next
                                                  $50 million

                                          0.65% (65 basis points) on assets in
                                                  excess of $100 million

     U.S. Micro-Cap Fund               To Kern Capital Management LLC
                                          1.25% on the  first $25 million
                                          1.00%  on the next $75 million
                                          0.75% on assets in excess of
                                                  $100 million

     Real Estate Securities Fund       0.65% to Urdang Securities Management,
                                              Inc.

     Bond Fund                         0.25% to Pacific Investment Management
                                              Company LLC

     California Intermediate Tax Free  Fund To Evergreen Investment
                                       Management Company, LLC
                                          0.25% on the first $25 million
                                          0.20% on assets in excess of
                                              $25 million

(1) Fee aggregation shall apply to all accounts managed by Jarislowsky, Fraser Limited, and Northstar Capital Management, Inc., for Fremont Mutual Funds, Inc. Each Fund managed by the Sub-Advisor will pay its pro-rata share of the aggregated fee.

The following table depicts the sub-advisory fees paid by the Advisor (not the Funds), net of voluntary fee waivers for the fiscal years ended October 31, 2003, 2002 and 2001:


                                                     2003         2002         2001
                                               ----------   ----------   ----------
Pacific Investment Management Company LLC      $3,079,264   $2,520,256   $1,406,463
Bee & Associates(1)                                33,243       83,985       51,085
Kern Capital Management LLC                     6,339,297    4,754,623    7,647,601
Delaware International Advisers Ltd.(10)          180,309      188,407       99,471
Bridgewater Associates, Inc.(2)                   305,138      290,273      151,338
Mellon Capital Management(3)                          N/A       49,434      167,975
Northstar Capital Management, Inc.                116,655       12,120          N/A
Lend Lease Rosen Real Estate Securities LLC(9)    142,603      174,974          N/A
Rayner Associates, Inc.(4)                         56,360      118,849      128,007
Jarislowsky, Fraser Ltd.                          394,922      155,413          N/A
Sit Investment Associates, Inc.(5)                  9,521       78,186      143,116
Capital Guardian Trust Company(6)                     N/A      191,971      671,533
Kensington Investment Group(7)                        N/A      131,765      131,765
JP Morgan Fleming(8)                                6,212          N/A          N/A


                                                     2003         2002         2001
                                               ----------   ----------   ----------
Armstrong Shaw Associates, Inc.                   218,107          N/A          N/A
Alliance Capital Management, LP                    31,184          N/A          N/A
Evergreen Investment Management Company, LLC       81,215          N/A          N/A
TimesSquare Capital Management, Inc.              239,855          N/A          N/A


--------------
(1) As of March 04, 2003, this Sub-Advisor does not provide services to the Funds.

(2) As of December 31, 2003, this Sub-Advisor does not provide services to the Funds.

(3) As of June 28, 2002, this Sub-Advisor does not provide services to the Funds.

(4) As of March 24, 2003, this Sub-Advisor does not provide services to the Funds.

(5) As of December 31, 2002, this Sub-Advisor does not provide services to the Funds.

(6) As of June 28, 2002, this Sub-Advisor does not provide services to the Funds.

(7) As of March 16, 2001, this Sub-Advisor does not provide services to the Funds.

(8) As of June 30, 2003, this Sub-Advisor does not provide services to the Funds.

(9) As of March 25, 2004, this Sub-Advisor does not provide services to the Funds.

(10) As of June 30, 2004, this Sub-Advisor does not provide services to the Funds.

The Portfolio Management Agreement for each Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER. Quasar Distributors, LLC. (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of the Sub-Administrator, acts as the Funds' principal underwriter in a continuous public offering of each Fund's shares. Under the distribution agreement, the Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2003 for services as Distributor.

The Distributor has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, the Distributor's Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

LEGAL COUNSEL. The Funds' legal counsel is Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

TRANSFER AGENT. The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by the Fund and thus borne by the Fund's shareholders.

The Funds may compensate other third party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR. The Advisor has retained U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the
Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to 0.02% of the first $1 billion of each Fund's average daily net assets, 0.015%
thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) paid the Sub-Administrator an annual fee of $100,000 for the years 2001 and 2002. The Sub-Administrator currently receives from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $1 billion and 0.005% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the other series of the Investment Company.

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund , Fremont Structured Core Fund, Fremont U.S. Micro-Cap Fund, and Fremont Bond Fund, may contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth
Fund) Fremont Structured Core Fund and Fremont U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by Fremont Money Market Fund and Fremont California Intermediate Tax-Free Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:

FREMONT FUND                        2003         2002         2001
---------------------------   ----------   ----------   ----------
Global Fund                   $  864,095   $  688,753   $  843,592
International Growth Fund         12,376      132,264      107,318
Large Cap Value Fund              38,018       99,825       47,630
Large Cap Growth Fund             24,248        4,272          400
Structured Core Fund             300,302      232,059      165,203
U.S. Small Cap Fund              257,610      156,934       94,823
U.S. Micro-Cap Fund            3,702,913    1,597,221      647,735
Real Estate Securities Fund       29,337       52,738       98,882
Bond Fund                         53,059       27,002       94,717

Of the brokerage commissions paid above for the fiscal year ended October 31, 2003, the following was paid to firms which provided research or other services to the Advisor and/or Sub-Advisor:

                                                          FISCAL YEAR ENDED
FREMONT FUND                                               OCTOBER 31, 2003
------------                                               ----------------
   Global Fund                                                      257,885
   International Growth Fund                                            248
   Large Cap Value Fund                                              17,169
   Large Cap Growth Fund                                             23,093
   Structured Core Fund                                             141,953
   U.S. Small Cap Fund                                               12,928
   U.S. Micro-Cap Fund                                              120,976
   Real Estate Securities Fund                                        6,811

Of the brokerage commissions paid for the fiscal year ended October 31, 2003, the Fremont Global Fund paid commissions of $10,017 (or 1.16% of total commissions) to an affiliated broker-dealer.

Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the National Association of Securities Dealers, Inc.

The following table depicts the securities owned of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as of October 31, 2003:

                                                                          Market
                                                                           Value

Fremont Fund             Issuer                                         ($000's)
------------             ------                                         -------
Global Fund              UBS AG                                           5,100
                         Merrill Lynch Pierce Fenner & Smith, Inc.        1,207
                         Bank of America                                    801
                         Goldman Sachs & Co.                                324
                         Lehman Brothers Holdings, Inc.                     172
                         JP Morgan Chase                                    116
                         Morgan Stanley Dean Witter & Co                     95
                         Bear Stearns & Co., Inc.                            12

Structured Core Fund     Citigroup                                        1,722
                         Bank of America                                  1,424
                         JP Morgan Chase                                    768
                         Merrill Lynch Pierce Fenner & Smith, Inc.          604
                         Goldman Sachs & Co.                                563
                         Lehman Brothers Holdings, Inc.                     331

Bond Fund                Bear Stearns & Co., Inc.                        11,006
                         UBS AG                                           7,775
                         CS First Boston Corp.                            7,087
                         J.P. Morgan Chase                                  388

Money Market Fund        Goldman Sachs & Co.                             29,937
                         UBS AG                                          13,299

HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and
(ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. Fremont Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Columbus Day, and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). Fremont Bond Fund's, Fremont Global Fund's, Fremont Structured Core Fund's, Fremont International Growth Fund's, Fremont Large Cap Growth Fund's, Fremont U.S. Small Cap Fund's, and Fremont U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "How to Invest," "What You Should Know When Making an Investment," "How to Sell Your Shares," and "What You Should Know Before Redeeming Shares."

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, (formerly Fremont Large Cap Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth Fund), Fremont Structured Core Fund (formerly Fremont Growth Fund), Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, and Fremont Bond Fund:

     1. Fixed-income obligations with original maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities acquired within 60 days of maturity based on their cost to the Funds. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP").

     3. With respect to Fremont Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange.

     4. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

     5. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     6. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

FREMONT MONEY MARKET FUND:

Fremont Money Market Fund uses its best efforts to maintain a constant per share price of $1.00.

The portfolio instruments of Fremont Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price Fremont Money Market Fund would receive if it sold the instrument.

The valuation of Fremont Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission. Under this rule, Fremont Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule, the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, Fremont Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of Fremont Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between Fremont Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause Fremont Money Market Fund to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting Fremont Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct Fremont Money Market Fund to take such action as the Board of Directors determines is in the best interest of Fremont Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by Fremont Money Market Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined no longer to present minimal credit risks, Fremont Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in Fremont Money Market Fund's best interest.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND:

Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor and/or Sub-Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value as determined in good faith by or under the direction of the Board of Directors.

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check drawn on a U.S. bank. Checks must be payable in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, temporary checks, credit cards, credit card checks, travelers checks, money orders and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. Each Fund may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. Any Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." Each Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and each Fund has elected and intends to continue to qualify to be treated as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii)

98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

SPECIAL TAX CONSIDERATIONS FOR FREMONT REAL ESTATE SECURITIES FUND. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REITs residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability. It is possible that the Fund will not receive cash distributions from Fremont Real Estate investment trusts ("REITs") in which it invests in sufficient time to allow the Fund to satisfy its won distribution requirements using these REIT distributions. Accordingly, the Fund might be required to generate cash to make its own distributions, which may cause the Fund to sell securities at a time not otherwise advantageous to do so, or to borrow money to fund a distribution.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations or the qualified dividend income rate for individuals. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations or the qualified dividend income rate for individuals, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment.

NET CAPITAL GAINS. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital regardless of the holding period of the shareholders of that Fund's shares. The maximum federal capital gains rate for individuals is 15%, with respect to capital assets held more than 12 months. The maximum capital gains for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when a Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 28% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Section 1256 of the Code, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain, or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Section 988 of the Code may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objectives, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to Fremont Global Fund, and Fremont International Growth Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With respect to Fremont Global Fund, or Fremont International Growth Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-divided with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 2003, are incorporated herein by reference. The financial statements as of October 31, 2003 have been audited by PricewaterhouseCoopers LLP and their report is incorporated herein in reliance on the opinion given on the authority of said firm as experts in auditing and accounting. Copies of the annual and semi-annual reports are available upon request and without charge by contacting the Investment Company at 1-800-548-4539.

LEGAL OPINIONS. The validity of the shares of common stock offered hereby will be passed upon by Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in 13 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS. To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:


                                                                                          % HELD AS
                                                                                         OF JANUARY
      FUND                         SHAREHOLDER NAME & ADDRESS                             31, 2004
      ----                         ---------------------------------------------          --------
      Global                       STATE STREET BANK & TRUST CO                           7.04
                                   C/O CITISTREET

                                   FBO THE FREMONT GROUP RETIREMENT PL

      Money Market                 STATE STREET CORP TTEE                                 56.32
                                   BECHTEL MASTER TRUST FOR QUALIFIED EMPLOYEE
                                   BENEFIT TRUST

                                   STATE STREET BANK                                      11.07
                                   FBO FREMONT US MICRO CAP FUND

                                   STATE STEET BANK                                       7.49
                                   FBO FREMONT INS US MICRO CAP FUND

      California Intermediate      NORTHERN TRUST CO CUST                                 44.18
      Tax-Free                     FBO BF LONG TERM FUND LP-MUTUAL FDS

                                   CHARLES SCHWAB & CO INC                                13.13
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   WILLIS S SLUSSER & MARION B                            11.84
                                   SLUSSER 2002 FAMILY TRUST
                                   U/A DTD 01/09/2002
                                   200 DEER VALLEY RD #10
                                   SAN RAFAEL CA  94903

      Bond                         CHARLES SCHWAB & CO INC                                22.55
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   JP MORGAN CHASE TTEE FBO                               17.11
                                   ERNST & YOUNG MASTER RETIREMENT
                                   U/A DTD 01/01/78
                                   4 NEW YORK PLAZA 2ND FLOOR
                                   NEW YORK NY  10004

                                   NATIONAL FINANCIAL SERVICES                            14.45
                                   1 WORLD FINANCIAL CTR
                                   NEW YORK NY 10281-1003



                                                                                          % HELD AS
                                                                                         OF JANUARY

      FUND                         SHAREHOLDER NAME & ADDRESS                             31, 2004
      ----                         ---------------------------------------------          --------
      Structured Core              FREMONT SEQUIOA HOLDINGS LP                            11.59
                                   ATTN: FREMONT CONTROLLER
                                   199 FREMONT ST
                                   SAN FRANCISCO CA 94105-2245

      International Growth         NATIONAL FINANCIAL SVCS CORP FOR                       28.31
                                   EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                   200 LIBERTY ST
                                   NEW YORK NY 10281-1003

                                   CHARLES SCHWAB & CO INC                                10.66
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   STEPHEN D BECHTEL JR & ELIZABETH                       9.05
                                   HOGAN BECHTEL 1996 FAM TR-ACCT #1
                                   DTD 11-22-96

                                   SAN FRANCISCO CA 94119-3809

                                   STATE STREET BANK & TRUST CO                           5.99
                                   C/O CITISTREET

                                   FBO THE FREMONT GROUP RETIREMENT PL

      U.S. Micro-Cap               CHARLES SCHWAB & CO INC                                50.47
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   NATIONAL FINANCIAL SERVICES                            13.46
                                   1 WORLD FINANCIAL CTR
                                   NEW YORK NY 10281-1003

      U.S. Small Cap               CHARLES SCHWAB & CO INC                                17.40
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   FREMONT SEQUOIA HOLDINGS LP                            13.70
                                   199 FREMONT ST
                                   SAN FRANCISCO CA 94105-2245

                                   NATIONAL FINANCIAL SERVICES                            5.05
                                   1 WORLD FINANCIAL CTR
                                   NEW YORK NY 10281-1003

      Real Estate Securities       CHARLES SCHWAB & CO INC                                34.54
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   NATIONAL FINANCIAL SERVICES                            16.08
                                   1 WORLD FINANCIAL CTR
                                   NEW YORK NY 10281-1003

                                   STATE STREET BANK & TRUST CO                           9.66
                                   C/O CITISTREET
                                   FBO THE FREMONT GROUP RETIREMENT PL

      Large Cap Growth             CHARLES SCHWAB & CO INC                                72.97
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122


                                                                                          % HELD AS
                                                                                         OF JANUARY

      FUND                         SHAREHOLDER NAME & ADDRESS                             31, 2004
      ----                         ---------------------------------------------          --------
                                   NATIONAL INVESTOR SERVICES FBO                         5.55
                                   097-50000-19
                                   55 WATER STREET,32ND FLOOR
                                   NEW YORK NY 10041

OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $6.4 billion of assets and internally manages over $1.2 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2) Foreign Stocks: Morgan Stanley Europe, Australasia and Far East (EAFE) Index;

     (3)  Intermediate   U.S.   Bonds:   Lehman   Brothers   Intermediate   U.S.
          Government/Credit Index;

     (4)  Foreign Bonds: Citigroup Non-U.S. Dollar Bond Index;

     (5)  Money Market  Securities:  1980-1986,  90 day U.S. Treasury Bill rate:
          1987-2003 iMoneyNet First Tier Money Market Fund Average; and

     (6) The National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index:1980-2002. Dow Jones Wilshire REIT Index :2003

The total returns for the above indices for the years 1980 through 2003 are as follows (source: Fremont Investment Advisors, Inc.):

                              Intermediate               Money
           U.S.      Foreign       U.S.      Foreign       Market
          Stocks     Stocks      Bonds       Bonds     Securities     NAREIT
          ------     -------  ------------   -------   ----------     ------
1980       32.5%      22.6%           6.4%     14.2%        11.8%      28.0%
1981       -4.9%      -2.3%          10.5%     -4.6%        16.1%       8.6%
1982       21.6%      -1.9%          26.1%     11.9%        10.7%      31.5%
1983       22.6%      23.7%           8.6%      4.4%         8.6%      25.5%
1984        6.3%       7.4%          14.4%     -1.9%        10.0%      14.8%
1985       31.7%      56.1%          18.1%     35.0%         7.5%       5.9%
1986       18.7%      69.5%          13.1%     31.4%         5.9%      19.2%
1987        5.3%      24.6%           3.7%     35.2%         6.0%     -10.7%
1988       16.6%      28.3%           6.7%      2.4%         6.9%      11.4%
1989       31.7%      10.5%          12.8%     -3.4%         8.5%      -1.8%
1990       -3.1%     -23.5%           9.2%     15.3%         7.5%     -17.3%
1991       30.5%      12.1%          14.6%     16.2%         5.5%      35.7%
1992        7.6%     -12.2%           7.2%      4.8%         3.3%      12.2%
1993       10.1%      32.6%           8.8%     15.1%         2.6%      18.5%
1994        1.3%       7.8%          -1.9%      6.0%         3.6%       0.8%
1995       37.6%      11.2%          15.3%     19.6%         5.3%      18.3%
1996       23.0%       6.1%           4.1%      4.5%         4.8%      35.7%
1997       33.4%       1.8%           7.9%     -4.3%         4.9%      18.9%
1998       28.6%      20.0%           8.4%     11.5%         4.9%     -18.8%
1999       21.0%      27.0%           0.4%     -5.1%         4.5%      -6.48%
2000       -9.1%     -14.2%          10.1%     -2.6%         5.6%      25.9%
2001      -11.9%     -21.4%           9.0%     -3.6%         3.5%      15.5%
2002      -22.1%     -15.9%           9.8%      6.9%         1.1%       5.2%
2003       28.7%      38.6%           4.7%     1.88%         0.5%      36.18%



Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth Fund) Fremont Structured Core Fund, Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, and Fremont

Bond Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including Fremont Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

EFFECTIVE YIELD. Current yield for Fremont Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 2002, the seven-day current yield for Fremont Money Market Fund was 1.41%.

Effective Yield (or 7-day compound yield) for Fremont Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 -1].

The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2002, the seven-day effective yield for Fremont Money Market Fund was 1.42%.

TOTAL RETURN. The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                  P(1+T)n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.

YIELD. Fremont Bond Fund and Fremont California Intermediate Tax-Free Fund may each quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a - b)/cd + 1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
              d  = the maximum offering price per share on the last day of the period

Fremont Bond Fund's 30-day yield as of October 31, 2002 was 3.76%. Fremont California Intermediate Tax-Free Fund's 30-day yield as of October 31, 2002 was 2.52%.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions) are calculated according to the following formula as required by the SEC:

                                  P(1+T)n=ATVD

                  Where:

                  P = a hypothetical initial payment of $1,000.
                  T = average annual total return (after taxes on
                      distributions).
                  n = number of years.

                  ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) QUOTATION. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula as required by the SEC:

                                  P(1+T)n=ATVDR

                  Where:

                  P = a hypothetical initial payment of $1,000.
                  T = average annual total return (after taxes on
                      distributions).
                  n = number of years.

                  ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5)  Dow Jones Industrial Average.

     (6)  CNBC/Financial News Composite Index.

     (7)  Russell 1000 Index,  which  reflects the common stock price changes of
          the  1,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (8)  Russell 2000 Index,  which  reflects the common stock price changes of
          the  2,000   largest   publicly   trated  U.S.   companies  by  market
          capitalization.

     (9)  Russell 3000 Index,  which  reflects the common stock price changes of
          the  3,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (10) Dow Jones Wilshire 5000 Composite Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (11) Citigroup Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

     (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     (13) Morgan Stanley Captial  International  Europe,  Australia and Far East
          (EAFE) Index, which is composed of foreign stocks.

     (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (15) Citigroup World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (16) Lehman Brothers Government/Credit Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed-income securities.

     (17) Lehman Brothers Government/Credit Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (18) Citigroup World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (19) 90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (20) iMoneyNet First Tier Money Fund Average, which is an average of the 30-day yield of approximately 372 major domestic money market funds.

     (21) Citigroup Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (22) Citigroup   Non-Dollar  Bond  Index,  which  is  composed  of  foreign corporate and government fixed income securities.

     (23) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (24) Ibbotson  Associates   International  Bond  Index,  which  provides  a
          detailed breakdown of local market and currency returns since 1960.

     (25) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (26) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (27) International   Financial   Statistics,   which  is  produced  by  the
          International Monetary Fund.

     (28) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (29) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (30) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch IBCA, Inc. and Standard Poor's Ratings Group.

     (31) Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as the Sub-Advisor of the Funds; JP Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Citigroup, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; and Ibbotson Associates of Chicago, Illinois ("Ibbotson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in a Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

A Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

A Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $3,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution ROLLOVER IRAs:
Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA: The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS): Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3)   The  number  of  listed  companies:   International   Finance  Corporation,
     Cititgroup Inc., and S.G. Warburg.

4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8)   Gross Domestic Product (GDP): Datastream and The World Bank.

9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10)  Population: The World Bank, Datastream, and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18)  Political and economic structure of countries: Economist Intelligence Unit.

19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor or a Sub-Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that Fremont Mutual Funds' investment objectives will be achieved.

                       APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG."

FITCH RATINGS' short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Exceptional financial security. These securities "carry the smallest degree of investment risk and are generally referred to as `gilt edge.<180> Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - Excellent financial security. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Good financial security. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Adequate financial security. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH RATINGS' rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

A - "High credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

  BBB - "Good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. This is the lowest investment grade category."

                APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

                    FREMONT INVESTMENT ADVISORS, INC. ("FIA")
                                       AND
                       FREMONT MUTUAL FUNDS, INC. ("FMF")

                                  PROXY POLICY

The FIA Proxy Committee has the responsibility to vote securities that are held in portfolios for which FIA has direct fiduciary responsibility. FIA will vote all proxies solicited by the issuers of such securities. The procedures below are based on our fiduciary obligation to act in the best long-term interest of our clients and shareholders. Hence, our practice is to examine each proposal and to vote against each issue which could negatively affect shareholder/client rights and could adversely impact the current or long-term market value of the company's securities.

The Committee is composed of:

Chairman:        E.D. Taylor     President & Chief Executive Officer
Members:         J. Klescewski   Senior Vice President & Chief Financial Officer
                 C. Smart        Vice President - Manager Search & Evaluation

PROXY VOTING PROCEDURES

At the beginning of each proxy season, the Proxy Committee considers and establishes guidelines for new controversial issues that are likely to be on ballots during the season. The committee will also meet periodically to establish guidelines for any unanticipated new issues.

FIA utilizes the voting, research services and record keeping provided by ISS (Institutional Shareholder Services) when voting on issues. ISS is informed of FIA's proxy voting policies/guidelines and will vote ballots based on these policies. ISS provides the research data regarding each proxy received.

RESOLVING CONFLICTS OF INTEREST

FIA and its personnel are expected to maintain objectivity and avoid undisclosed conflicts of interest. In the performance of their duties and responsibilities under this Policy, FIA and its personnel should consider whether a material conflict of interest exists. A material conflict of interest would generally arise if FIA or any of its personnel directly or indirectly participated in any investment, interest, association, activity or relationship, that may impair or be presumed to impair objectivity. Even an appearance of a material conflict of interest should be handled as if an actual material conflict of interest exists.

There are many situations that can create a material conflict of interest. To guard against one type of conflict of interest, FIA reviews the outside business activities of the board of directors of both FIA and FMF to ensure that no individual sits on the board of any publicly traded company. If a director should be found to sit on the board of publicly traded company, that company's stock would be on a 'do not purchase' list. Many other types of potential conflicts of interest exist, which FIA will monitor.

If a material conflict of interest exists with respect to FIA's voting a proxy or taking some other corporate action with respect to a portfolio holding, FIA will rely on the recommendation of ISS, an independent third-party. ISS votes the proxies based on a pre-determined voting policy based on the guidelines set forth by the Proxy Committee. These guidelines are based on best shareholder practices and research provided by ISS. These guidelines are not set forth on a company-by-company basis, only on an issue basis.

On the case-by-case circumstances, the Proxy Committee will review the issue and the potential impact on shareholder value. The Proxy Committee may also consider information from many sources, including the portfolio manager, the group that is presenting the proposal and independent proxy research services.

PROXY ISSUES

The following is a concise summary of common proxy issues and FIA and FMF's policy, in the absence of special circumstances, on voting each issue:

1. AUDITORS

Vote FOR proposals to ratify  auditors,  unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION  OF THE BOARD
Vote AGAINST proposals to classify the  board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY  OF  INDEPENDENT   DIRECTORS/ESTABLISHMENT   OF  COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST  proposals to require a  supermajority  shareholder  vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit re-pricing or where the company has a history of re-pricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS
Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the re-pricing

o     Value-for-value exchange

o     Option vesting

o     Term of the option

o     Exercise price

o     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                           JARISLOWSKY, FRASER LIMITED

Jarislowsky, Fraser Limited ("JF") may vote on a client's behalf provided the client has allowed for such arrangements.

JF operates from a model portfolio and a list of approved securities in the management of funds for our clients. We receive proxies for each of the companies that constitute this list. Our goal is to accrue and enhance economic value for our clients. This entails voting along with the board of directors (or independent board members in cases where a conflict of interest with management or a significant owner are evident), who as shareholder representatives must act in the best interest of the shareholder.

In cases where we strongly believe that a certain proposal will unduly increase the risk level or reduce the economic value of the relevant security, and that value will be enhanced by voting against a board of directors, we will do so. In the same vein, if we believe that the voting of a particular proxy may reduce the economic value of the security, then we may elect not to participate in such a vote.

Jarislowsky, Fraser Limited generally votes with the Board on the following issues:

o     Stock splits

o     Regular annual meetings

o     Election of directors

o     Re-appointment of auditors

Jarislowsky, Fraser Limited generally votes against the Board on the following issues:

o Board Structure: Jarislowsky, Fraser Limited generally discourages the existence and creation of boards that: are not independent from management; lack a distinction between the CEO and the Chair; and, have key sub-committees, such as the nominating, audit, or executive compensation committees, dominated by management.

o Poison Pills: Otherwise known as shareholder rights plans, are where the shareholder is not allowed or is severely restricted in his/her ability to vote on any takeover offer or any other significant issue. The policy of Jarislowsky Fraser Limited is to vote against such poison pills if the shareholder does not retain the ultimate decision making authority.

o Dual Capitalization: Any new attempts to create a two class common share structure from a single class, or consolidate a two class structure into a single class.

o Blank Cheque Preferred Shares: The creation of any class of shares that are superior in voting or have the potential to be superior in voting.

o Excessive Compensation: Involves the granting of options and/or the creation or modification of incentive compensation plans for employees, officers, directors and ongoing service providers of the company.

The most common excess is the amendment of option plans that increases the maximum number of shares issuable under a plan. Jarislowsky, Fraser Limited generally objects to increases that will bring the total potential share dilution of plans to greater than 5% of the outstanding shares.

Directors should not participate in incentive plans on the same basis as executives as this may have the effect of compromising their independence. Jarislowsky, Fraser Limited also adopts an active stance against plans where one (or a small group) of the executives dominates any incentive plan.

o Option Re-pricing: Such proposals do not forge a mutuality of interests with minority shareholders who do not have the luxury of re-pricing their shares when a company underperforms.

o Shareholder Proposals: Recently there has been an upsurge in the shareholder's use of proxy proposals to effect social change in corporations. Jarislowsky, Fraser Limited generally opposes all propositions not favoured by the independent board members, often proposed by a small minority of shareholders.

o Break Fees: In takeovers or amalgamations, fees that go beyond any legal or accounting expenses.

In all cases our policies can be superceded by those of our clients, if they so desire.

If there are any potential conflicts of interest, Jarislowsky, Fraser Limited will notify the client of our voting intentions and disclose the nature of the conflict. Where needed, internal "fire walls" are established.

Jarislowsky, Fraser Limited votes all client proxies internally. The firm uses the services of ISS for proxy alerts as well as for their analyses. All proxy decisions, however, are made internally.

A Proxy Voting Committee, consisting of members of the firm's research team and chaired by Len Racioppo, president of Jarislowsky, Fraser Limited, meets on a weekly basis to review all upcoming proxy issues and events. Decisions of the Proxy Voting Committee are documented in writing and communicated to the Proxy Voting/Corporate Actions area as well all investment professionals. As mentioned above, should a material conflict of interest arise, written notice is sent to all clients concerned.

The Proxy Voting/Corporate Actions personnel are responsible for notifying the Proxy Voting Committee of upcoming votes as well as the maintenance of the following:

o documentation of all decisions of the Proxy Voting Committee (including the basis for each decision)

o copies of all proxy statements (either in electronic or paper form or online)

o    records of each vote cast

o    records of all written requests from clients (and the JF responses thereto)

Jarislowsky, Fraser Limited will endeavour to vote every proxy. The Proxy Voting/Corporate Actions personnel reconcile internal records of stock held against proxies received. Missing proxies are tracked, with every attempt made to receive the proxy prior to the vote date. In the event of a problem with a particular custodian, both the JF account manager and administrator are brought in to help rectify the situation. If unresolved, the account manager will communicate such issues to the client.

A complete listing of all proxies voted by the firm is sent out to clients on an annual basis, each July. More frequent information is available upon request from your account manager.

Please Note: Those clients who participate in Securities Lending programs generally forfeit their right to vote proxies for securities which are out on loan. For contentious proxy votes Jarislowsky, Fraser Limited will make every effort to recall securities prior to the record date, and asks that all clients ensure that their securities lending contracts give JF the authority to do so.

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

                          NORTHSTAR CAPITAL MANAGEMENT

Northstar Capital Management maintains a policy of voting proxies in a way which in the opinion of Northstar best serves the interest of its clients in their capacity as shareholders of a company. As an investment manager, Northstar is primarily concerned with maximizing the value of its clients' investment portfolios, which Northstar believes is consistent with applicable guidelines requiring an investment manager to vote proxies in the best interest of clients. In most cases, Northstar votes in support of company management. However, in cases which Northstar believes a proposal would negatively impact the long-term value of its client's shares of a company, Northstar will vote against the proposal.

From time to time, Northstar Capital Management may detect a material conflict of interest. In such cases, Northstar Capital Management'sintent will be to vote in their client's best interest. To do so, Northstar Capital Management will assess the nature of and resolve the conflict by voting the client's proxy in accordance with the guidelines set forth in Northstar's proxy policy. If the issue for voting is not covered by Northstar's proxy policy, Northstar will suggest that the client engage a third party to vote the proxy.

                      TIMESSQUARE CAPITAL MANAGEMENT, INC.

TimesSquare Capital Management, Inc. (TimesSquare) may exercise voting authority for certain clients. TimesSquare has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TimesSquare votes proxies in the best interests of its clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TimesSquare, and its affiliates, and its clients. TimesSquare will vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, TimesSquare considers its own research and the proxy research of an independent proxy agent. TimesSquare also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TimesSquare's authorization and recording proxy votes.

                         ARMSTRONG SHAW ASSOCIATES, INC.

Armstrong Shaw has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Such polices include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of Armstrong Shaw and its clients. Armstrong Shaw will generally vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights.In addition to SEC requirements governing advisors, our proxy voting policies reflect the long standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2,29 C.F.R.2509-94-2 (July 29, 1994)

Armstrong Shaw Associates Inc. has established a Proxy Voting Committee to oversee the proxy voting process. The Proxy Voting Committee is comprised of two members of the Investment Committee and one Proxy Administrator. Each proxy is reviewed and decisions are made based on proxy research, including, but not limited to research provided by an independent proxy agent, consultation with portfolio managers/analysts and the policies and procedures established by
Armstrong Shaw to ensure that proxies are voted in the best interest of its clients. It is the Proxy Voting Committee's responsibility to ensure that all proxies are voted in a timely manner. Armstrong Shaw utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies and recording proxy votes.

                        ALLIANCE CAPITAL MANAGEMENT L.P.

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors. Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including:
(i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                     EVERGREEN INVESTMENT MANAGEMENT COMPANY

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee (IPC). The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required. Meeting minutes will be provided to the IPC.

The Committee members shall be as follows:

Chairperson:      Chris Conkey

Members:          Ken D'Amato, Business Management
                  Mike Koonce, Chief Legal Counsel
                  Barbara Lapple, Compliance

U.S. Proxy and Canadian Voting Guidelines

Evergreen has contracted with Institutional Shareholder Services (ISS) as its research and voting agent for all proxies, and has adopted the voting guidelines recommended by ISS (Guidelines) as its own guidelines for voting proxies. A summary of the Guidelines is available. In most cases, the Guidelines contain a specific voting recommendation for particular types of matters. Such matters generally include the following:

Level                            Classification

1 Election of directors (except proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business

2 Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory sgreements, proposals to open-end the fund)

3    Compensation plans

4 Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price Provisions, etc.); re-incorporation; director & officer liability indemnification; conversion of pecurities; liquidation of assets; mutual fund advisory agreements

With respect to these matters, ISS shall be instructed to vote in a manner that is consistent with the Guidelines in the absence of contrary instructions from Evergreen.

Where the Guidelines do not contain a specific voting recommendation, the matter will be prospectively evaluated by Evergreen. Matters that will be prospectively evaluated generally include the following:

Level                            Classification

5 Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring

6    Proxy Contests

With respect to such matters, the Chairperson of the Committee or his designee shall be responsible for determining how to vote and for communicating such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and shall consult with other appropriate personnel, including the portfolio manager(s) for client accounts holding the security.

Evergreen may revise its proxy voting guidelines at any time. Any such revision shall be attached to this policy and communicated to ISS. Evergreen also may vote counter to the Guidelines at any time if it determines that doing so would be in its clients' best interest.

Global Proxy Voting Guidelines

Evergreen does not use a numbering system to classify global proxies, but has identified a list of 21 significant global proxy issues. A list of these issues is attached as Exhibit #1. If a proxy solicitation does not present any of these issues, in general Evergreen will vote in accordance with ISS's recommendation. If a proxy solicitation presents one or more of the issues identified on Exhibit #1, the Chairperson of the Committee or his designee shall be responsible for determining how to vote and communicating such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and may consult with other appropriate personnel, including the portfolio manager(s) for client accounts holding the security.

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases,  structural  and  informational  barriers  within  Evergreen  and
Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest with respect to a Level 5 or 6 matter described above, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Disclosure

Evergreen will furnish a copy of its voting guidelines and a summary of votes cast, for a specified period, to all clients requesting such information.

Exhibit #1

Top Global Proxy Issues

Formation of a Holding Company
Re-incorporation
Private Placements
Recapitalization Plans
Debt Restructuring
Debt Financing and Debt Issuance
Director & Officer Liability Indemnification
Amend Charter or Bylaws--Non-Routine
Amend Articles/Bylaws/Charter to Include Anti-takeover Provision(s) Amend Articles/Bylaws/Charter to Remove Anti-takeover Provision(s) Merger Agreement

Acquisition
Issuance  of  Shares  in  Connection  with  an  Acquisition
Restructuring  and Reorganization  Plans
Spin-Off  Agreements
Plan  of  Liquidation
Approval  of Disposition of Assets and  Liquidation of Company
Acquisition of Certain Assets of Another Company
Joint Venture Agreements
Major Investments in Another Company
Proxy Contest (contested elections and contested mergers)

                              FIRST QUADRANT, L.P.

PROXY VOTING

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client's accountshareholders of a company.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. ("First Quadrant") votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Institutional Shareholder Services ("ISS"), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of ISS' proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the "Committee"), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when determining how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant's own policies, ISS proxy voting guidelines. Any changes to the ISS voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client's desires.

First Quadrant's portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

--------------
1 See Voting Client Proxies section for an explanation of this role.

VOTING CLIENT PROXIES

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as First Quadrant's proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to ISS for execution. Additionally, on a quarterly basis, First Quadrant provides ISS with a list of the portfolios for which First Quadrant holds voting authority.

ISS, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant's Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and ISS are appropriately notified; receiving and forwarding to the Committee, and ultimately ISS, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant's responses.

OVERSIGHT OF ISS

As First Quadrant retains ultimate responsibility for proxies voted by ISS, First Quadrant will monitor ISS proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with ISS, mini-audits, or a combination of these approaches.

CONFLICTS OF INTEREST

The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from ISS, The Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to ISS if First Quadrant has a material conflict of interest.

                           KERN CAPITAL MANAGEMENT LLC

Kern Capital Management LLC ("KCM") exercises voting authority for certain clients. KCM's policies and procedures with respect to the voting of proxies are reasonably designed to ensure that KCM votes proxies in the best interests its clients and that such votes are properly and timely exercised. Such policies include the use of third party research and voting guidelines, which assist KCM in evaluating proxy proposals, and procedures for dealing with possible conflicts that may arise between the interests of KCM and its clients. KCM will generally vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, KCM considers the proxy research and voting recommendations of Institutional Shareholder Services Corp. ("ISS") a third party independent proxy agent, internal voting guidelines and its own research. KCM will generally vote routine and non-routine proxies in accordance with the recommendations provided by ISS. To the extent KCM votes differently from an ISS recommendation, KCM documents the factors it considers in determining its proxy vote.

As a general rule, in the case of any material conflicts of interest between KCM and its clients, KCM will adhere to the voting recommendation provided by ISS.

                       URDANG SECURITIES MANAGEMENT, INC.

Urdang Securities Management, Inc. ("Urdang") exercises voting authority for clients in accordance with Institutional Shareholder Services ("ISS") recommendations, and has retained ISS to vote client proxies. As such, Urdang's proxy voting policies and procedures are intended to give precedence to its clients' best interests. Based on ISS' recommendations, proposals assessed to positively impact shareholders will be voted in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. ISS will assess proxy proposals to identify and address any potential conflicts of interests between Urdang and its clients. In the event that there are material conflicts of interests client proxies will be voted in accordance with the recommendations of ISS, rather than Urdang's interpretation as to what may be in the best interest of any client. Urdang will monitor the voting delegated to ISS.